EXHIBIT 10.1


                                                                  EXECUTION COPY



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                             NECI ACQUISITION, INC.

                                CREDIT AGREEMENT

                         DATED AS OF SEPTEMBER 20, 2004

                                  COMERICA BANK


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                                CREDIT AGREEMENT


         THIS CREDIT AGREEMENT, made as of the 20th day of September, 2004, by and between NECI ACQUISITION, INC., a Florida corporation ("Company"), and COMERICA BANK, a Michigan banking corporation, of Detroit, Michigan ("Bank").


                                    RECITALS

         A. Company has requested that Bank extend it credit and letters of credit on the terms and conditions set forth herein.

         B. Bank is prepared to extend such credit as aforesaid, but only on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the covenants contained herein, the Company and Bank agree as follows:

         WITNESSETH:

         1. DEFINITIONS

         For the purposes of this Agreement the following terms will have the following meanings:

         "Acquisition" shall mean the purchase by Company of substantially all of the assets of the Seller under the Purchase Agreement.

         "Advance" shall mean a borrowing requested by Company and made by Bank under Section 2 of this Agreement, including any refunding or conversions of such borrowings pursuant to Section 4.A.3. and shall include a Eurodollar-based Advance and a Prime-based Advance.

         "Advance Formula Agreement" shall mean the Advance Formula Agreement in the form of Exhibit "D" attached hereto, as amended or modified from time to time and any Advance Formula Agreement delivered in replacement thereof.

         "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and executive officers of such Person), controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control a corporation for the purposes of this definition if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.


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         "Alternate Base Rate" shall mean for any day a rate per annum (rounded upwards, if necessary, to the next higher 1/16th of 1%) equal to the Federal Funds Effective Rate in effect on such day plus one percent (1%).

         "Applicable Interest Rate" shall mean (a) with respect to the Revolving Credit Note, the Eurodollar-based Rate or the Prime-based Rate, as selected by Company from time to time subject to the terms and conditions of this Agreement, and (b) with respect to the Term Note, the Prime-based Rate.

         "Business Day" shall mean any day on which commercial banks are open for domestic and international business (including dealings in foreign exchange) in Detroit, London and New York.

         "Capital Expenditure" shall mean, without duplication, any payment made directly or indirectly for the purpose of acquiring or constructing fixed assets, real property or equipment which in accordance with GAAP would be added as a debit to the fixed asset account of Company, including, without limitation, amounts paid or payable under any conditional sale or other title retention agreement or under any lease or other periodic payment arrangement which is of such a nature that payment obligations of Company thereunder would be required by GAAP to be capitalized and shown as liabilities on the balance sheet of Company.

         "Capital Lease" shall mean any lease of any property (whether real, personal or mixed) by Company as lessee which, in conformity with GAAP, is, or is required to be accounted for as, a capital lease on the balance sheet of Company, together with any renewals of such leases (or entry into new leases) on substantially similar terms.

         "Continuing Collateral Mortgage" shall mean the Continuing Collateral Mortgage in the form of Exhibit "E" attached hereto, as amended or modified from time to time.

         "Current Ratio" shall mean, as of any date of determination, the ratio of (i) the current assets of Company as of such date to (ii) the current liabilities of Company as of such date, all as determined in accordance with GAAP.

         "Debt Service Coverage Ratio" shall mean, as of any date of determination, the ratio of (i) EBITDA for the Measuring Period then ending, to
(ii) the sum of all payments of principal and interest paid or due and payable during such period with respect to Funded Debt of Company.

         "EBITDA" shall mean, for any period, the net income of Company for such period, plus, to the extent deducted in determining such net income, the sum of income tax expense, interest expense, and depreciation and amortization, all as determined in accordance with GAAP.

         "Environmental Laws" shall mean all federal, state and local laws including statutes, regulations, ordinances, codes, rules, and other governmental restrictions and requirements, relating to environmental pollution, contamination or other impairment of the environment or any hazardous or toxic substances of any nature. These Environmental Laws shall include but not be limited to the Federal Solid Waste Disposal Act, the Federal Clean Air Act, the


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Federal Clean Water Act, the Federal Resource Conservation and Recovery Act of
1976, the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, and the Federal Superfund Amendments and Reauthorization Act of 1986.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor act or code.

         "Eurodollar-based Advance" shall mean an Advance which bears interest at the Eurodollar-based Rate.

         "Eurodollar-based Rate" shall mean for the Revolving Credit Note a per annum interest rate which is equal to the Eurodollar Margin plus the quotient of:

         (a) the per annum interest rate at which Bank's Eurodollar Lending Office offers deposits to prime banks in the eurodollar market in an amount comparable to the relevant Eurodollar-based Advance or relevant principal portion of the Term Note and for a period equal to the relevant Interest Period at approximately the time Company requests such Advance on the first day of such Interest Period; divided by

         (b) a percentage equal to 100% minus the maximum rate on such date at which Bank is required to maintain reserves on "Euro-currency Liabilities" as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or definition is modified, and as long as Bank is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category;

all as conclusively determined by Bank, such sum to be rounded upward, if necessary, to the nearest whole multiple of 1/16th of 1%.

         "Eurodollar Lending Office" shall mean Bank's office located at Grand Cayman, British West Indies or such other branch of Bank, domestic or foreign, as it may hereafter designate as its Eurodollar Lending Office by notice to Company.

         "Eurodollar Margin" shall mean 3.75%.

         "Event of Default" shall mean any of the Events of Default specified in
Section 11 hereof.

         "Federal Funds Effective Rate" shall mean, for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Bank from three Federal funds brokers of recognized standing selected by it.


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         "Funded Debt" shall mean, as of any date of determination, the sum, without duplication, of (a) all indebtedness of Company for borrowed money or for the deferred purchase price of property or services as of such date (other than trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of Company under capitalized leases as of such date, (c) all obligations of Company in respect of letters of credit, acceptances or similar obligations issued or created for the account of Company as of such date, (d) all liabilities secured by any lien on any property owned by Company as of such date even though Company has not assumed or otherwise become liable for the payment thereof, (e) all Guarantee Obligations of Company as of such date, and (f) all contingent obligations of the Company, in each case determined in accordance with GAAP.

         "GAAP" shall mean, as of any applicable date of determination, generally accepted accounting principles consistently applied, as in effect on the date of this Agreement.

         "Guarantee Obligations" shall mean as to any person (the "guaranteeing person") (a) any obligation of the guaranteeing person or (b) any obligation of another person (including, without limitation, any bank under any letter of credit), the creation of which was induced by a reimbursement, counter indemnity or similar obligation issued by the guaranteeing person, in either case guaranteeing or in effect guaranteeing any debt, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.

         "Indebtedness" shall mean all loans, advances, indebtedness, obligations and liabilities of Company to Bank under this Agreement, together with all other indebtedness, obligations and liabilities whatsoever of Company to Bank arising under or in connection with this Agreement, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising.


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         "Interest Period" shall mean a period of one (1), two (2), three (3) or six (6) months, as selected by Company pursuant to the provisions of this Agreement commencing on the day a Eurodollar-based Advance is made or on the effective date of an election of the Eurodollar-based Rate made with respect to the Term Note.

         "Leverage Ratio" shall mean, as of the end of each fiscal quarter of Company, the ratio of (i) Total Liabilities of Company as of such date to (ii) Tangible Effective Net Worth as of such date.

         "Letter of Credit" shall have the meaning set forth in Section 2.6.

         "Letter of Credit Reserve" shall mean, for any period, an amount equal to the aggregate principal amount of all undrawn Letters of Credit issued by Bank for the account of Company under and pursuant to this Agreement and the amount of all draws under Letters of Credit paid by Bank and not reimbursed by Company.

         "Loan Documents" shall mean collectively, this Agreement, the Notes, the Advance Formula Agreement, the Security Agreement, the Continuing Collateral Mortgage, the Subordination Agreements, and any other instruments or agreements executed at any time pursuant to or in connection with any such documents.

         "Measuring Period" shall mean (a) for the fiscal quarters ending on December 31, 2004, March 31, 2005 and June 30, 2005, the period beginning on the date hereof, and ending on the applicable quarter-end, and (b) for each fiscal quarter ending thereafter, the four fiscal quarters then ending.

         "Note" shall mean the Revolving Credit Note and the Term Note, as the case may be, as any may be amended or modified from time to time, and "Notes" shall refer to each of them.

         "Permitted Liens" shall mean with respect to any Person:

         (a) liens for taxes not yet due and payable or which are being contested in good faith by appropriate proceedings diligently pursued, provided that provision for the payment of all such taxes has been made on the books of such Person as may be required by GAAP;

         (b) mechanics', materialmen's, banker's, carriers', warehousemen's and similar liens and encumbrances arising in the ordinary course of business and securing obligations of such Person that are not overdue for a period of more than 60 days or are being contested in good faith by appropriate proceedings diligently pursued, provided that in the case of any such contest (i) any proceedings commenced for the enforcement of such liens and encumbrances shall have been duly suspended; and (ii) such provision for the payment of such liens and encumbrances has been made on the books of such Person as may be required by GAAP;

         (c) liens arising in connection with worker's compensation, unemployment insurance, old age pensions and social security benefits and similar statutory obligations which are not


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                  overdue or are being contested in good faith by appropriate proceedings diligently pursued, provided that in the case of any such contest (i) any proceedings commenced for the enforcement of such liens shall have been duly suspended; and
                  (ii) such provision for the payment of such liens has been made on the books of such Person as may be required by GAAP;

         (d) (i) liens incurred in the ordinary course of business to secure the performance of statutory obligations arising in connection with progress payments or advance payments due under contracts with the United States government or any agency thereof entered into in the ordinary course of business and (ii) liens incurred or deposits made in the ordinary course of business to secure the performance of statutory obligations, bids, leases, fee and expense arrangements with trustees and fiscal agents and other similar obligations (exclusive of obligations incurred in connection with the borrowing of money, any lease-purchase arrangements or the payment of the deferred purchase price of property), provided that full provision for the payment of all such obligations set forth in clauses (i) and (ii) has been made on the books of such Person as may be required by GAAP; and

         (e) minor survey exceptions or minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which do not materially interfere with the business of such Person.

(f)               liens described in attached Schedule 9.5; and

         (g) liens and security interests upon fixed or capital assets acquired by Company after the date of this Agreement (including by virtue of a Capital Lease) to secure indebtedness permitted by Section 9.13(d), provided that (i) any such lien or security interest is created solely for the purpose of securing indebtedness representing, or incurred to finance, the cost of the item of property subject thereto;
                  (ii) the principal amount of the indebtedness secured by such lien does not exceed 100% of the fair value of the property at the time it was acquired, and (iii) the lien or security interest does not cover any property other than such item of property and the proceeds thereof.

         "Person" or "person" shall mean any individual, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated association, joint stock company, government, municipality, political subdivision or agency, or other entity.

         "Prime Margin" shall mean one percent (1%) with respect to any Revolving Credit Advance and one and one-half percent (1-1/2%) with respect to amounts outstanding under the Term Loan.

         "Prime Rate" shall mean the per annum interest rate established by Bank as its prime rate for its borrowers as such rate may vary from time to time, which rate is not necessarily the lowest rate on loans made by Bank at any such time.


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         "Prime-based Advance" shall mean an Advance which bears interest at the
Prime-based Rate.

         "Prime-based Rate" shall mean for any day a per annum interest rate which is the sum of the applicable Prime Margin, plus the greater of (i) the Prime Rate or (ii) the Alternate Base Rate.

         "Purchase Agreement" shall mean the Asset Purchase Agreement dated as of September __, 2004, between Seller and Company.

         "Request for Advance" shall mean a Request for Advance issued by Company under this Agreement in the form of Exhibit "B" attached hereto.

         "Revolving Credit" shall mean the revolving credit facility extended by Bank to Company under Section 2 of this Agreement.

         "Revolving Credit Maturity Date" shall mean July 1, 2005.

         "Revolving Credit Note" shall mean the Note described in Section 2.1 hereof made by Company to Bank in the form of Exhibit "A" attached hereto.

         "Security Agreement" shall mean the Security Agreement in the form of Exhibit "F" attached hereto, as amended from time to time, pursuant to which Company granted to Bank a first priority security interest in all accounts, chattel paper, documents, equipment, fixtures, general intangibles, goods, instruments and inventory, wherever located and whether now owned or hereafter acquired, together with all replacements thereof, substitutions therefor, accessions thereto and all proceeds and products of all the foregoing.

         "Seller"  shall  mean  Nexus  Custom  Electronics,   Inc.,  a  Delaware
corporation.

         "Subordination Agreement" shall mean the Subordination Agreement dated as of the date hereof between Seller and Bank in the form of Exhibit "G" attached hereto.

         "Subordinated Debt" shall mean indebtedness of Company to Seller which has been subordinated in payment and priority to the Indebtedness pursuant to the Subordination Agreement.

         "Subsidiary" shall mean a corporation of which more than fifty percent (50%) of the outstanding voting stock is owned by Company, either directly or indirectly, through one or more intermediaries.

         "Tangible Effective Net Worth" shall mean, as of any date of determination, the shareholders' equity of Company as of such date as determined in accordance with GAAP, minus amounts due, if any, from Affiliates of Company or any other related parties, and all patents, patent rights, trademarks, trade names, franchises, copyrights, licenses, goodwill and other similar intangible assets of Company at such time, after all appropriate deductions in accordance with GAAP (including without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization), plus Subordinated Debt as of such date.


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         "Term Loan" shall mean the term loan requested by Company and made by
Bank under Section 3 of this Agreement.

         "Term Loan Maturity Date" shall mean September 20, 2009.

         "Term Note" shall mean the term note issued by Company under Section 3 of this Agreement in the form of Exhibit "C" attached hereto.

         "Total Liabilities" shall mean, as of any date, all items of indebtedness and other liabilities as of such date that would be required to be classified as liabilities on a balance sheet of Company as prepared in accordance with GAAP.

         2. THE INDEBTEDNESS: REVOLVING CREDIT

         2.1 Bank agrees to make Advances to Company at any time and from time to time from the effective date hereof until the Revolving Credit Maturity Date, not to exceed Five Million Dollars ($5,000,000) in aggregate principal amount at any one time outstanding. All of the Advances under this Section 2 shall be evidenced by the Revolving Credit Note under which Advances, repayments and readvances may be made, subject to the terms and conditions of this Agreement.

         2.2 The Revolving Credit Note shall mature on the Revolving Credit Maturity Date and each Advance from time to time outstanding thereunder shall bear interest at its Applicable Interest Rate. The amount and date of each Advance, its Applicable Interest Rate, its Interest Period, if applicable, and the amount and date of any repayment shall be noted on Bank's records, which records will be conclusive evidence thereof absent manifest error.

         2.3 Company may request an Advance under this Section 2 upon the delivery to Bank of a Request for Advance executed by an authorized officer of Company, subject to the following:

         (a) each such Request for Advance shall set forth the information required on the Request for Advance form annexed hereto as Exhibit "B";

         (b) each such Request for Advance shall be delivered to Bank by 12:00 p.m. three (3) Business Days prior to the proposed date of Advance, except in the case of a Prime-based Advance, for which the Request for Advance must be delivered by 11:00 a.m. on the proposed date of Advance;

         (c) the principal amount of such Advance, plus the amount of any outstanding indebtedness to be then combined therewith having the same Applicable Interest Rate and Interest Period, if any, shall be in the case of a Eurodollar-based Advance at least $500,000 or any larger amount in $100,000 increments;

         (d) the principal amount of such Advance, plus the sum of the aggregate amount of all other outstanding Advances under this
                  Section 2, plus the Letter of Credit Reserve shall not exceed the formula set forth in the Advance Formula Agreement;


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         (e)      a Request for Advance, once delivered to Bank, shall not be revocable by Company.

         Bank may, at its option, lend under this Section 2 upon the telephone request of an authorized officer of Company and, in the event Bank makes any such advance upon a telephone request, the requesting officer shall, if so requested by Bank, mail to Bank, on the same day as such telephone request, a Request for Advance in the form attached as Exhibit "B". Company hereby authorizes Bank to disburse Advances under this Section 2 pursuant to the telephone instructions of any person purporting to be an authorized officer of Company and Company shall bear all risk of loss resulting from disbursements made upon any telephone request. Each telephone request for an Advance shall constitute a certification of the matters set forth in the Request for Advance form as of the date of such requested Advance.

         2.4 Company may prepay all or part of the outstanding balance of the Prime-based Advance(s) under the Revolving Credit Note at any time. Upon one (1) Business Day prior notice to Bank, Company may prepay all or part of any Eurodollar-based Advance, provided that the amount of any such partial prepayment shall be at least $500,000 or any larger amount in $100,000 increments and the unpaid portion of such Advance which is refunded or converted under Section 4.A.3 shall be subject to the limitations of Section 2.3(c) hereof. Any prepayment of a Prime-based Advance or a Eurodollar-based Advance on the last day of the Interest Period therefor made in accordance with this Section shall be without premium, penalty or prejudice to Company's right to reborrow under the terms of this Agreement. Any other prepayment shall be subject to the provisions of Section 5.1 hereof.

         2.5 The aggregate principal amount at any one time outstanding under the Revolving Credit Note plus the Letter of Credit Reserve shall never exceed the formula in the Advance Formula Agreement. Company shall immediately make all payments necessary to comply with this provision. Any such payments shall be applied first to outstanding Prime-based Advances and the remainder, if any, to outstanding Eurodollar-based Advances.

         2.6 In addition to direct Advances under the Revolving Credit Note to be provided to Company by Bank pursuant to Section 2.1 of this Agreement, Bank further agrees to issue, from time to time, standby letters of credit for the account of Company (individually a "Letter of Credit" and collectively, "Letters of Credit") in aggregate undrawn amounts not to exceed Seven Hundred Fifty Thousand Dollars ($750,000) at any one time outstanding; provided, however, that the sum of the aggregate amount of Advances outstanding under the Revolving Credit Note plus the Letter of Credit Reserve shall not exceed Five Million Dollars ($5,000,000) at any one time; and provided further, that no Letter of Credit shall, by its terms, have an expiration date which extends beyond the earlier of (i) five (5) Business Days prior to the Revolving Credit Maturity Date or (ii) one (1) year after issuance. In addition to the terms and conditions of this Agreement, the issuance of any Letters of Credit shall also be subject to the terms and conditions of any letter of credit applications and agreements executed and delivered by Company to Bank with respect thereto. Company shall pay to Bank annually in advance a fee equal to three and three quarters percent (3-3/4%) per annum of the amount of each Letter of Credit. Company shall also pay all standard letter of credit fees charged by Bank in connection with letters of credit.


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         2.7 Company agrees to pay to Bank an unused fee equal to one percent
(1%) per annum multiplied by the average daily balance of the unused portion of the Revolving Credit commitment during the applicable fiscal quarter of determination, computed on the actual number of days elapsed using a year of 360 days. The unused fee shall be payable quarterly in arrears on the first day of each July, October, January and April, commencing January 1, 2005, and on the Revolving Credit Maturity Date. For purposes of calculating the unused fee, outstanding Letters of Credit shall be considered usage of the commitment.

         2.8 Proceeds of Advances under the Revolving Credit Note shall be used to finance the Acquisition, for fixed asset acquisitions, and for working capital purposes.

         3. THE INDEBTEDNESS: TERM LOAN

         3.1 Bank agrees to loan to Company and Company agrees to borrow, on the date of execution of this Agreement, the sum of One Million Two Hundred Thousand Dollars ($1,200,000). At the time of borrowing, Company agrees to execute the Term Note as evidence of the indebtedness hereunder. The loan made under this
Section 3 shall be subject to the terms and conditions of this Agreement.

         3.2 The indebtedness represented by the Term Note shall be repaid in equal consecutive principal installments in the amount of Twenty Thousand Dollars ($20,000) each, commencing November 1, 2004, and on the first day of each month thereafter until the Term Loan Maturity Date, when the entire unpaid balance of principal and interest thereon shall be due and payable.

         3.3 Interest on the Term Note shall accrue and be payable as set forth in Section 4.B.

         3.4 The proceeds of the Term Note shall be used to finance the Acquisition.

         4.A. INTEREST, INTEREST PERIODS, CONVERSIONS, PREPAYMENTS - REVOLVING CREDIT.

         4.A.1 The Revolving Credit Note and the Advances thereunder shall bear interest from the date thereof on the unpaid principal balance thereof from time to time outstanding, at a rate per annum equal to the Prime-based Rate or the Eurodollar-based Rate, as the Company may elect subject to the provisions of this Agreement. With respect to Prime-based Advances, interest shall be payable monthly on the first Business Day of each month, commencing on the first Business Day following the month during which such Advance is made, and at maturity. With respect to Eurodollar-based Advances, interest shall be payable on the last day of each Interest Period applicable thereto. Notwithstanding the foregoing, from and after the occurrence of any Event of Default and solely during the continuation thereof, the Advances shall bear interest, payable on demand, at a rate per annum equal to: (i) in the case of Prime-based Advances, three percent (3%) above the Prime-based Rate; and (ii) in the case of a Eurodollar-based Advance, three percent (3%) above the rate which would otherwise be applicable under this Section 4.A.1 until the end of the then current Interest Period, at which time such Advance shall bear interest at the rate provided for in clause (i) of this Section 4.A.1. Interest on all Advances


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shall be calculated on the basis of a 360 day year for the actual number of days elapsed. The interest rate with respect to any Prime-based Advance shall change on the effective date of any change in the Prime-based Rate.

         4.A.2 Each Interest Period for a Eurodollar-based Advance shall commence on the date such Eurodollar-based Advance is made or is converted from an Advance of another type pursuant to Section 4.A.3 hereof or on the last day of the immediately preceding Interest Period for such Eurodollar-based Advance, and shall end on the date one, two, three or six months thereafter, as the Company may elect as set forth below, subject to the following:

         (i) no Interest Period shall extend beyond the Revolving Credit Maturity Date; and

         (ii) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless the next succeeding Business Day falls in another calendar month, in which case, such Interest Period shall end on the immediately preceding Business Day and when an Interest Period begins on a day which has no numerically corresponding day in the calendar month during which such Interest Period is to end, it shall end on the last Business Day of such calendar month.

The Company shall elect the initial Interest Period applicable to a Eurodollar-based Advance by its Request for Advance given to the Bank pursuant to Section 2.3 or by its notice of conversion given to the Bank pursuant to
Section 4.A.3, as the case may be. Provided that no Event of Default shall have occurred and be continuing, the Company may elect to continue an Advance as a Eurodollar-based Advance by giving irrevocable written, telephonic or telegraphic notice thereof to the Bank, before 1:30 p.m. (Detroit time) on the last day of the then current Interest Period applicable to such Eurodollar-based Advance, specifying the duration of the succeeding Interest Period therefor. If the Bank does not receive timely notice of the election and the Interest Period elected by the Company, the Company shall be deemed to have elected to convert such Eurodollar-based Advance to a Prime-based Advance at the end of the then current Interest Period.

         4.A.3 Provided that no Event of Default shall have occurred and be continuing, the Company may, on any Business Day, convert any outstanding Advance into an Advance of another type in the same aggregate principal amount, provided that any conversion of a Eurodollar-based Advance shall be made only on the last Business Day of the then current Interest Period applicable to such Advance. If the Company desires to convert an Advance, it shall give the Bank written, telephonic or telegraphic notice, specifying the date of such conversion, the Advances to be converted, the type of Advance elected and, if the conversion is into a Eurodollar-based Advance, the duration of the first Interest Period therefor, which notice shall be given not later than 1:30 p.m. (Detroit time) on the applicable date of conversion.

         4.B.     INTEREST, PREPAYMENTS - TERM LOAN

         4.B.1 The Term Note and the loan thereunder shall bear interest from the date thereof on the unpaid principal balance thereof from time to time outstanding, at a rate per annum equal to the Prime-based Rate. Interest shall be payable monthly on the first Business Day of each month and at maturity (whether by acceleration or otherwise). Notwithstanding the foregoing, from and after the occurrence of an Event of Default and during the continuation thereof, the principal outstanding under the Term Note shall bear interest payable on demand, at a rate per annum equal to three percent (3%) above the rate that would otherwise be applicable under this Section 4.B.1. Interest shall be calculated on the basis of a 360 day year for the actual number of days elapsed. The interest rate applicable to the Term Note shall change on the effective date of any change in the Prime-based Rate.

         4.B.2 (a) At its option and upon one (1) Business Day's prior written, telephonic or telegraphic notice to the Bank, the Company may prepay any portion of the Term Loan in whole at any time or in part from time to time, with accrued interest on the principal being prepaid to the date of such prepayment, and without premium or penalty except as provided in Section 4.C, provided that each partial prepayment shall be in an amount not less than $100,000 or an integral multiple thereof.

         (b) Each partial prepayment of the Term Loan or the principal outstanding under the Term Note shall be applied to the principal payments due thereunder in the inverse order of their maturities.


         4.C      TERMINATION.

         4.C.1 (a) Upon at least thirty (30) days' prior written notice to Bank, Company may, at its option, terminate this Agreement; provided, however, that no such termination shall be effective until Company has indefeasibly paid all the Indebtedness. Any such notice of termination shall be irrevocable and Company shall be required to pay, on the termination date contained in such notice, all the Indebtedness in immediately available funds.

         (b) Subject to the provisions of Sections 5.5 and 5.6 hereof, at the effective date of any such termination, Company shall pay to Bank a termination fee (in addition to the then outstanding principal, accrued interest and other charges owing under this Agreement and any of the other documents related thereto), as liquidated damages for the loss of bargain and not as a penalty, in an amount equal to (i) one percent (1%) of the principal amount of the Indebtedness as of the date of such notice if the termination is effective on or prior to the first yearly anniversary of the date of this Agreement, or one-half of one percent (1/2%) of such amount if the termination is effective after the first yearly anniversary of the date of this Agreement and on or before the second yearly anniversary of the date of this Agreement. No termination fee shall be applicable to any termination occurring thereafter.

         (c) All of the Indebtedness shall be forthwith due and payable upon any termination of this Agreement in accordance with its terms. Except as otherwise expressly provided in this Agreement or any other Loan Document, no termination or cancellation (regardless of cause or procedure) of this Agreement shall in any way affect or impair the rights, powers or privileges of Bank or the obligations, duties, or liabilities of Company in any way relating to (i) any transaction or event occurring prior to such termination or cancellation or (ii) any of the undertakings, agreements, covenants, warranties, or representations of Company contained in this Agreement or any other Loan Document. All such undertakings, covenants, warranties and representations of Company shall survive such termination and Bank shall retain its liens and security interests, and all of its rights and remedies under this Agreement and the other Loan Documents notwithstanding such termination until Company has paid the Indebtedness to Bank, in full, in immediately available funds.

         (d) It is understood that Company may elect to terminate this Agreement in its entirety only; no section or lending facility may be terminated separately.

         (e) Upon termination of this Agreement, and in addition to payment in full of the Indebtedness as provided above, Company shall deliver cash collateral to Bank in an amount equal to the Letter of Credit Reserve.

         5. SPECIAL PROVISIONS, CHANGES IN CIRCUMSTANCES AND YIELD PROTECTION.

         5.1 If Company makes any payment of principal with respect to any Eurodollar-based Advance on any day other than the last day of the Interest Period applicable thereto (whether voluntarily, by acceleration, or otherwise), or if Company fails to borrow any Eurodollar-based Advance after notice has been given by Company to Bank in accordance with the terms hereof requesting such Advance, or if Company fails to make any payment of principal or interest when due in respect of a Eurodollar-based Advance, Company shall reimburse Bank on demand for any resulting loss, cost or expense incurred by Bank as a result thereof, including, without limitation, any such loss, cost or expense incurred in obtaining, liquidating, employing or redeploying deposits from third parties, whether or not Bank shall have funded or committed to fund such Advance. Such amount payable by Company to Bank may include, without limitation, an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, refunded or converted, for the period from the date of such prepayment or of such failure to borrow, refund or convert, through the last day of the relevant Interest Period, at the applicable rate of interest for said Advance(s) over (b) the amount of interest (as reasonably determined by Bank) which would have accrued to Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. Calculation of any amounts payable to Bank under this paragraph shall be made as though Bank shall have actually funded or committed to fund the relevant Eurodollar-based Advance through the purchase of an underlying deposit in an amount equal to the amount of such Advance and having a maturity comparable to the relevant Interest Period; provided, however, that Bank may fund any Eurodollar-based Advance in any manner it deems fit and the foregoing assumptions shall be utilized only for the purpose of the calculation of amounts payable under this paragraph. Upon the written request of Company, Bank shall deliver to Company a certificate setting forth the basis for determining such losses, costs and expenses, which certificate shall be presumed correct, absent manifest error.

         5.2 For any Interest Period for which the Applicable Interest Rate is the Eurodollar-based Rate, if Bank shall designate a Eurodollar Lending Office which maintains books separate from those of the rest of Bank, Bank shall have the option of maintaining and carrying the relevant Advance on the books of such Eurodollar Lending Office.

         5.3 If with respect to any Interest Period Bank determines that, by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in Eurodollars in the applicable amounts are not being offered to the Bank for such Interest Period, then Bank shall forthwith give notice thereof to the Company. Thereafter, until Bank notifies Company that such circumstances no longer exist, the obligation of Bank to make Eurodollar-based Advances, and the right of Company to convert an Advance to or refund an Advance as a Eurodollar-based Advance shall be suspended.

         5.4 If, after the date hereof, the introduction or implementation of, or any change in, any applicable law, rule or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by Bank (or its Eurodollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for the Bank (or its Eurodollar Lending Office) to honor its obligations hereunder to make or maintain any Advance which bears interest at the Eurodollar-based Rate, Bank shall forthwith give notice thereof to Company. Thereafter (a) the obligation of Bank to make Eurodollar-based Advances and the right of Company to convert an Advance or refund an Advance as a Eurodollar-based Advance shall be suspended and thereafter Company may select as Applicable Interest Rates only those which remain available, and (b) if Bank may not lawfully continue to maintain an Advance, to the end of the then current Interest Period applicable thereto, the Prime-based Rate shall be the Applicable Interest Rate for the remainder of such Interest Period.

         5.5 If the adoption or implementation after the date hereof, or any change after the date hereof in, any applicable law, rule or regulation of any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank (or its Eurodollar Lending Office) with any request or directive (whether or not having the force of law) made by any such authority, central bank or comparable agency after the date hereof:

         (a) shall subject Bank (or its Eurodollar Lending Office) to any tax, duty or other charge with respect to any Advance or shall change the basis of taxation of payments to Bank (or its Eurodollar Lending Office) of the principal of or interest on any Advance or any Note or any other amounts due under this Agreement in respect thereof (except for changes in the rate of tax on the overall net income of Bank or its Eurodollar Lending Office imposed by any jurisdiction in which Bank is organized or engaged in business); or

         (b) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by Bank (or its Eurodollar Lending Office) or shall impose on Bank (or its Eurodollar Lending Office) or the foreign exchange and interbank markets any other condition affecting any Advance;

and the result of any of the foregoing is to increase the costs to Bank of maintaining any part of the Indebtedness or to reduce the amount of any sum received or receivable by Bank under this Agreement, by an amount deemed by the Bank to be material, then Bank shall promptly notify Company of such fact and demand compensation therefor and, within fifteen days after demand by Bank, Company agrees to pay to Bank such additional amount or amounts as will compensate Bank for such increased cost or reduction, and, if such additional amount is over $25,000, Company may terminate this Agreement without any termination fee as described in Section 4.C.1. Bank will promptly notify Company of any event of which it has knowledge which will entitle Bank to compensation pursuant to this Section. A certificate of Bank setting forth the basis for determining such additional amount or amounts necessary to compensate Bank shall be presumed to be correct save for manifest error.

         5.6 In the event that at any time after the date of this Agreement any change in law such as described in Section 5.5, hereof, shall, in the reasonable opinion of Bank require that the credit provided under Section 2 of this Agreement be treated as an asset or otherwise be included for purposes of calculating the appropriate amount of capital to be maintained by Bank or any corporation controlling Bank and such change has or would have the effect of reducing the rate of return on Bank's or Bank's parent's capital or assets as a consequence of the Bank's obligations hereunder to a level below that which Bank or Bank's parent would have achieved but for such change, then Bank shall notify Company and demand compensation therefor and, within fifteen days after demand by Bank, Company agrees to pay to Bank such additional amount or amounts as will compensate Bank for such reduction, and, if such additional amount is over $25,000, Company may terminate this Agreement without any termination fee as described in Section 4.C.1. A certificate of Bank setting forth the basis for determining such additional amount or amounts necessary to compensate Bank shall be presumed to be correct save for manifest error.

         6. CONDITIONS AND SECURITY

         6.1 Company agrees to furnish Bank prior to the initial borrowing under this Agreement, in form and substance to be satisfactory to Bank, with (i) certified copies of the Articles of Incorporation and Bylaws of Company; (ii) certified copies of resolutions of the board of directors of Company evidencing approval of the borrowings and transactions contemplated hereunder; (iii) a certificate of good standing from the state of Company's incorporation and from the state(s) in which Company is required to be qualified to do business; (iv) an opinion of counsel to Company in form satisfactory to Bank; and (v) such other documents and instruments as Bank may reasonably require.

         6.2 As security for all indebtedness of Company to Bank hereunder, Company agrees to furnish, execute and deliver to Bank, or cause to be furnished, executed and delivered to Bank, prior to or simultaneously with the initial borrowing hereunder, in form to be satisfactory to Bank and supported by appropriate resolution in certified form authorizing same, the following:

         (a)      The Continuing Collateral Mortgage;

         (b)      The Security Agreement;

         (c)      The Subordination Agreement;

         (d) Financing Statements required or requested by Bank to perfect all security interests to be conferred upon Bank under this Agreement and to accord Bank a perfected first priority security position under the Uniform Commercial Code; and

         (e) Such other documents or agreements of security and appropriate assurances of validity and perfected first priority of lien or security interest as Bank may reasonably request at any time.

         6.3 Concurrently herewith, Company pays to Bank its $62,500 loan origination fee. Such fee has been fully earned and is non-refundable.

         6.4 The obligation of Bank to make the initial loan or Advance under this Agreement is subject to the satisfaction of all of the following conditions:

         (a) All terms of the Acquisition (including, without limitation, the amount and form of consideration included in the purchase price thereunder) shall be in form and substance satisfactory to Bank; and all of the conditions to purchase contained therein shall have been satisfied (and not waived) to the satisfaction of Bank. All parties shall have in all material respects done and performed such acts and observed such covenants which they are required to do or perform under the Purchase Agreement;

         (b) The closing of the Acquisition shall have occurred, and Company shall have provided evidence satisfactory in form and content to Bank that such closing was in full compliance with the Purchase Agreement;

         (c)      satisfaction of all real estate requirements listed on
                  Schedule 6.4;

         (d) Bank shall have received an opening borrowing base report showing that after giving effect to the closing of the Acquisition and the payment of related expenses, Company has borrowing availability under the Revolving Credit Note in an amount not less than $350,000;

         (e) Company shall have delivered to Bank a pro forma balance sheet of Company certified by an executive officer of Company that it fairly presents the pro forma adjustments reflecting the consummation of the transactions contemplated in this Agreement, including all fees and expenses in connection herewith;

         (f) there shall have been no material adverse change since January 1, 2004 in the financial condition, business prospects or operations of the Seller; and

         (g) Company shall have provided Bank with evidence that it has received at least $5,250,000 in cash contributions to its common equity.

         7. REPRESENTATIONS AND WARRANTIES

         Company represents and warrants and such representations and warranties shall be deemed to be continuing representations and warranties during the entire life of this Agreement and after giving effect to the Acquisition:

         7.1 Company is a corporation duly organized and existing in good standing under the laws of the State of Florida; Company and each of its Subsidiaries is in good standing in each jurisdiction in which it is required to be qualified to do business, except where the failure to be so qualified would not have a material adverse effect on the financial condition of Company and its Subsidiaries or their ability to carry on their business; execution, delivery and performance by Company of this Agreement and other documents and instruments required under this Agreement, and the issuance of the Notes by Company are within its corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency or authority; and this Agreement and other documents and instruments required under this Agreement and Notes to which Company is a party, when issued and delivered, will be valid and binding on the Company in accordance with their terms.

         7.2 The execution, delivery and performance by Company of this Agreement and any other documents and instruments required under this Agreement, and the issuance of the Notes by Company are not in contravention of the unwaived terms of any indenture, agreement or undertaking to which Company is a party or by which it is bound.

         7.3 Except as set forth on Schedule 7.3, no litigation or other proceeding before any court or administrative agency is pending, or to the knowledge of the officers of Company is threatened, against Company or any of its Subsidiaries, the outcome of which would reasonably be expected to materially impair Company's or any Subsidiary's financial condition (taken as a whole) or the ability of Company or any Subsidiary to carry on its business.

         7.4 There are no security interests in, liens, mortgages, or other encumbrances on any of Company's or any Subsidiary's assets, except to Bank or the Permitted Liens.

         7.5 Neither Company nor any Subsidiary maintains or contributes to any employee pension benefit plan subject to title IV of the "Employee Retirement Income Security Act of 1974" (herein called "ERISA") ("Pension Plan"), except those set forth in attached Schedule 7.5. There was no unfunded past service liability of any pension plan maintained by the Company as of June 30, 2004, and there is no accumulated funding deficiency within the meaning of ERISA, or any existing material liability with respect to any pension plan owed to the Pension Benefit Guaranty Corporation ("PBGC") or any successor thereto, except any funding deficiency for which an application to the PBGC for waiver is pending or for which a waiver has been granted by the PBGC.

         7.6 The financial statements of Seller dated December 31, 2003 and July 31, 2004, previously furnished to Bank, were prepared in accordance with GAAP, and fairly present in all material respects the financial condition of the Seller as of such dates; and since January 1, 2004, there has been no material adverse change in the financial condition of the Seller.

         7.6.1 All financial statements of Company furnished to Bank pursuant to
Section 8.1(a) and (b) hereof will be prepared in accordance with GAAP (subject to customary year end audit adjustments in the case of interim financial statements) and will fairly present in all material respects the financial condition of the Company as of the date(s) thereof.

         7.6.2 The pro forma balance sheet of Company referred to in Section 6.4(e) hereof fairly presents in all material respects the financial condition of the Company as of such date; to the best knowledge of Company's officers, (x) Company does not have any material obligations, contingent or otherwise (including any tax liability) not disclosed by or reserved against in said balance sheet, and (y) at the present time there are no material unrealized or anticipated losses from any present commitment of Company.

         7.7 To the best knowledge of the officers of Company, the financial projections previously furnished by Company to Bank were as of the date thereof and are as of the date of execution of this Agreement reasonable in all material respects taking into account all facts and information known or reasonably available to Company.

         7.8 All tax returns and tax reports of Company and its Subsidiaries required by law to have been filed have been duly filed or extensions obtained, and all taxes, assessments and other governmental charges or levies (other than those presently payable without penalty and those currently being contested in good faith for which adequate reserves have been established) upon Company and its Subsidiaries (or any of its or their properties) which are due and payable and for which the failure to pay would materially adversely affect its business or the value of its property or assets have been paid. The charges, accruals and reserves on the books of Company in respect of the Federal income tax for all periods are adequate in the opinion of Company.

         7.9 Except as set forth in Schedule 7.9, there are no Subsidiaries of Company.

         7.10 Except as set forth in Schedule 7.10:

         (a) Company and each of its Subsidiaries, in the conduct of its business, is in compliance in all material respects with all federal, state or local laws, statutes, ordinances and regulations applicable to any of them. Company and its Subsidiaries have all approvals, authorizations, consents, licenses, orders and other permits of all governmental agencies and authorities, whether federal, state or local, required to permit the operation of their business as presently conducted, except such approvals, authorizations, consents, licenses, orders and other permits.

         (b) Neither Company nor any Subsidiary is a party to any litigation or administrative proceeding, nor so far as is known by the officers of Company is any litigation or administrative proceeding threatened against Company or any Subsidiary, which in either case (i) asserts or alleges that Company or any Subsidiary violated Environmental Laws, (ii) asserts or alleges that Company or any Subsidiary is required to clean up, remove, or take remedial or other response action due to the disposal, depositing, discharge, leaking or other release of any hazardous substances or materials, (iii) asserts or alleges that Company or any Subsidiary is required to pay all or a portion of the cost of any past, present, or future cleanup, removal or remedial or other response action which arises out of or is related to the disposal, depositing, discharge, leaking or other release of any hazardous substances or materials by Company or any Subsidiary.

         (c) Neither Company nor any Subsidiary is subject to any judgment, decree, order or citation related to or arising out of applicable Environmental Laws and to the best knowledge of the officers of Company, neither Company nor any Subsidiary has been named or listed as a potentially responsible party by any governmental body or agency in a matter arising under any applicable Environmental Laws.

         (d) To the best of Company's officers' knowledge, Company and its Subsidiaries have all permits, licenses and approvals required under applicable Environmental Laws.

         7.11 Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Company is not engaged principally, or as one of its important activities, directly or indirectly, in the business of extending credit for the purpose of purchasing or carrying margin stock, and none of the proceeds of any of the loans hereunder will be used, directly or indirectly, for any purpose which would violate the provisions of Regulation U or X of the Board of Governors of the Federal Reserve System. Terms for which meanings are provided in Regulation U of the Board of Governors of the Federal Reserve System or any regulations substituted therefor, as from time to time in effect, are used in this paragraph with such meanings.

         7.12 Company has good and valid title to the property pledged, mortgaged or otherwise encumbered or to be encumbered by it under the Security Agreement and the Continuing Collateral Mortgage.

         7.13 The Acquisition has closed in accordance with its terms and the Company has good and valid title to the property acquired in connection with the Acquisition.

         8. AFFIRMATIVE COVENANTS

         Company covenants and agrees that it will, so long as Bank may make any Advance under this Agreement and thereafter so long as any indebtedness remains outstanding under this Agreement:

         8.1 Furnish Bank:

         (a) within one hundred twenty (120) days after and as of the end of each fiscal year of Company, a detailed audit report of Company, prepared in accordance with GAAP and certified by independent certified public accountants satisfactory to Bank;

         (b) within thirty (30) days after and as of the end of each month, a balance sheet and statement of profit and loss of Company for such month and fiscal year-to-date in form satisfactory to Bank, prepared in accordance with GAAP (subject to customary year-end adjustments) and certified by an authorized officer of Company as being correct and accurate to the best of his knowledge;

         (c) within one hundred twenty (120) days after the date hereof, a detailed audit report of the Seller for each of the years ending June 30, 2004 and June 30, 2003, prepared in accordance with GAAP and audited by Grant Thornton or by other independent certified public accountants satisfactory to Bank
         (d) within twenty (20) days after and as of the end of each month, including the last month of each fiscal year, (i) a borrowing base report, (ii) agings of Company's accounts receivable and accounts payable, and (iii) an inventory report, each in form reasonably acceptable to Bank;

         (e) on or before January 15 of each year, financial projections for the income statement of the Company and its Subsidiaries on a month by month basis for such year, in form satisfactory to Bank;

         (f) such information as required by the terms and conditions of the Security Agreement and the Advance Formula Agreement; and

         (g) promptly, and in form to be reasonably satisfactory to Bank, such other information as Bank may reasonably request from time to time.

         8.2 Pay and discharge, and cause its Subsidiaries to pay and discharge, all taxes and other governmental charges, and all contractual obligations calling for the payment of money, before the same shall become overdue, unless and to the extent only that such payment is being contested in good faith.

         8.3 Maintain, and cause its Subsidiaries to maintain, insurance coverage on their physical assets and against other business risks in such amounts and of such types as are customarily carried by companies similar in size and nature, and in the event of acquisition of additional property, real or personal, or of incurrence of additional risks of any nature, increase such insurance coverage in such manner and to such extent as prudent business judgment and present practice would dictate; and in the case of all policies covering property mortgaged or pledged to Bank or property in which Bank shall have a security interest of any kind whatsoever, other than those policies protecting against casualty liabilities to strangers, all such insurance policies shall provide that the loss payable thereunder shall be payable to Company and Bank (as mortgagee) as their respective interests may appear, all said policies or copies thereof, including all endorsements thereon and those required hereunder, to be deposited with Bank.

         8.4 Permit Bank, through its authorized attorneys, accountants and representatives, to examine Company's and each Subsidiary's books, accounts, records, ledgers and assets of every kind and description at all reasonable times (not to exceed four times per fiscal year of Company, provided that such limitation shall not apply during the continuance of an Event of Default ) upon oral or written request of Bank, which shall include but shall not be limited to semi-annual collateral audits of Company conducted by Bank, at Company's cost and expense.

         8.5 Promptly notify Bank of any condition or event which constitutes or with the running of time and/or the giving of notice would constitute an Event of Default under this Agreement, and promptly inform Bank of the existence or occurrence of any condition or event (other than conditions having an effect on the economy in general) which could reasonably be expected to have a material adverse effect upon Company's or any Subsidiary's financial condition (taken as a whole).

         8.6 Maintain, and cause its Subsidiaries to maintain, in good standing all licenses required by the States of Vermont and Florida or any agency thereof, or other governmental authority that may be necessary or required for Company and its Subsidiaries to carry on its general business objects and purposes.

         8.7 Comply, and cause its Subsidiaries to comply, with all material requirements imposed by ERISA as presently in effect or hereafter promulgated, including but not limited to, the minimum funding requirements of any Pension Plan.

         8.8 Promptly notify Bank after the occurrence thereof in writing of any of the following events:

         (a) the termination of a Pension Plan pursuant to Subtitle C of Title IV of ERISA or otherwise;

         (b) the appointment of a trustee by a United States District Court to administer a Pension Plan;

         (c) the commencement by the Pension Benefit Guaranty Corporation, or any successor thereto of any proceeding to terminate a Pension Plan;

         (d) the failure of a Pension Plan to satisfy the minimum funding requirements for any plan year as established in Section 412 of the Internal Revenue Code of 1954, as amended or any similar provision under the Internal Revenue Code of 1986, as amended;

         (e)      the withdrawal of Company or any Subsidiary from a Pension
                  Plan; or

         (f)      a reportable event, within the meaning of Title IV of ERISA.

         8.9 Furnish Bank, upon Bank's request, in form reasonably satisfactory to Bank with pledges, assignments, mortgages, lien instruments or other security instruments covering any or all of Company's and each domestic Subsidiary's real and personal property, of every nature and description, whether now owed or hereafter acquired, to the extent that Bank may in its sole reasonable discretion require.

         8.10 Furnish to the Bank concurrently with the delivery of each of the financial statements required by Section 8.1(a) and each financial statement required by Section 8.1(b) for the months of March, June, September and December, a statement prepared and certified by the chief financial officer of Company in his capacity as an officer of Company (or in such officer's absence, a responsible senior officer of Company in his capacity as an officer of

Company) (a) setting forth all computations necessary to show compliance by Company with the financial covenants contained in Sections 8.11 through 8.14 hereof, (b) stating that as of the date thereof, no condition or event which constitutes an Event of Default hereunder or which with the running of time and/or the giving of notice would constitute an Event of Default hereunder has occurred and is continuing, or if any such event or condition has occurred and is continuing or exists, specifying in detail the nature and period of existence thereof and any action with respect thereto taken or contemplated to be taken by Company and (c) stating that the signer has personally reviewed in his capacity as an officer of Company this Agreement and that such certificate is based on an examination sufficient to assure that such certificate is accurate.

         8.11 Maintain, as of the last day of each fiscal quarter of Company commencing with the quarter ending on September 30, 2004, a Current Ratio of not less than 1.5 to 1.0.

         8.12 Maintain, as of the last day of each fiscal quarter of Company commencing with the quarter ending on December 31, 2004, a Debt Service Coverage Ratio for the Measuring Period then ending of not less than 1.2 to 1.0.

         8.13 Maintain, as of the last day of each fiscal quarter of Company during the periods specified below, a Leverage Ratio of not more than the following:

         =================================== =======================
                    PERIOD RATIO
         ----------------------------------- -----------------------
         09/30/04-06/30/05                   1.5 to 1
         ----------------------------------- -----------------------
         09/30/05-03/31/06                   2 to 1
         ----------------------------------- -----------------------
         06/30/06 and thereafter             2.5 to 1
         =================================== =======================

         8.14 Maintain, as of the last day of each fiscal quarter of Company commencing with the quarter ending on September 30, 2004, Tangible Effective Net Worth of not less than $5,500,000.

         8.15 Maintain all primary bank accounts with Bank.

         8.16 Cause each person that is or becomes a Subsidiary of the Company from time to time to execute and deliver a secured Guaranty to the Bank guaranteeing payment of the indebtedness of Company to Bank, together with such other documentation as Bank may require.

         8.17 Deliver or cause to be delivered to Bank, on or before the date that is 90 days after the date hereof, an appraisal of the real property subject to the Continuing Collateral Mortgage performed by an appraisal firm selected by Bank; and in the event the fair market value of such property as determined by such appraisal is less than $400,000, within ten (10) days after delivery of such appraisal, Company shall obtain a cash contribution to its common equity in an amount equal to the excess of $400,000 over the amount of such appraisal.

         8.18 On or before April 1, 2004, own free of any security interests in, liens, mortgages, or other encumbrances (other than those in favor of Bank), all equipment which Company leased from KeyCorp Leasing as of September 20, 2004.

         9. NEGATIVE COVENANTS

         Company covenants and agrees that, so long as Bank may make any Advances under this Agreement and thereafter so long as any Indebtedness remains outstanding under this Agreement, it will not, and will cause its Subsidiaries not to:

         9.1 Purchase, acquire, issue or redeem any of its stock or make any material change in its capital structure.

         9.2 Enter into any merger or consolidation or sell, lease, transfer, or dispose of all, substantially all, or any part of its assets, except (i) sales of inventory in the ordinary course of its business and (ii) the sale, lease or transfer of fixed assets in an amount not to exceed $50,000 in the aggregate during any fiscal year of Company.

         9.3 Guarantee, endorse, or otherwise become secondarily liable for or upon the obligations of others, except by endorsement for deposit in the ordinary course of business and guaranties in favor of Bank.

         9.4 Purchase or otherwise acquire or become obligated for the purchase of all or substantially all of the assets or business interests of any Person, or any shares of stock of any Person or in any other manner effectuate or attempt to effectuate an expansion of present business by acquisition.

         9.5 Affirmatively pledge or mortgage any of its assets, whether now owned or hereafter acquired, or create, suffer or permit to exist any lien, security interest in, or encumbrance thereon, except:

         (a) to Bank; and

         (b) the Permitted Liens.

         9.6 Sell, assign, transfer or confer a security interest in any account, contract, note, trade acceptance or other receivable, except to Bank.

         9.7 Materially alter the character of its business from that conducted as of the date of this Agreement.

         9.8 Declare or pay any dividends or make any other distribution upon its stock, other than any dividend payable in the capital stock of Company.

         9.9 Make any Capital Expenditure during any fiscal year if after giving effect thereto, the aggregate amount of all Capital Expenditures made by Company during such fiscal year would exceed $750,000.

         9.10 Enter into any transaction or series of transactions with any Affiliate other than on terms and conditions as favorable to Company as would be obtainable in a comparable arms-length transaction with a Person other than an Affiliate.

         9.11 Make or allow to remain outstanding any investment (whether such investment shall be of the character of investment in shares of stock, evidence of indebtedness or other securities or otherwise) in, or any loans or advances or extensions of credit to, any Person, except:

         (a) investments of surplus cash in cash equivalents;

         (b) sales on open account and in the ordinary course of business;

         (c) deposits made in the ordinary course of business in order to obtain goods or services

         9.12 Enter into or become subject to any agreement (other than this Agreement) (i) prohibiting the creation or assumption of any lien or encumbrance upon the properties or assets of Company or (ii) requiring an obligation to become secured (or further secured) if another obligation is secured or further secured.

         9.13 Become or remain obligated for any indebtedness for borrowed money, or for any indebtedness incurred in connection with the acquisition of any property, real or personal, tangible or intangible, except:

         (a)      indebtedness to Bank;

         (b) current unsecured trade payables and accrued liabilities arising in the ordinary course of Company's business (including, without limitation, obligations under operating leases);

         (c)      indebtedness described in attached Schedule 9.13;

         (d) purchase money indebtedness incurred in connection with the acquisition of fixed or capital assets in an amount not exceeding $200,000 in the aggregate at any time outstanding;

         (e)      the Subordinated Debt; and

         (f) earn-out payments to the Seller under Section 2.9(c) of the Purchase Agreement.

         9.14 Prepay, purchase or redeem any Subordinated Debt or make any payments in respect thereof, except payments specifically permitted by the Seller Subordination Agreement.

         9.15 Amend or modify any of the terms and conditions of those documents evidencing the Subordinated Debt in any manner which could reasonably be expected to be adverse to Bank.

         9.16 Pay or otherwise advance, directly or indirectly, to any Affiliate or any other Person, any management, consulting, monitoring or similar fee, except for (a) reasonable directors' fees and (b) annual consulting fees in amounts not to exceed $200,000 in any fiscal year; provided, however, that no such fees may be paid if a Default or Event of Default shall have occurred and be continuing, either before the payment of any such fees or after giving effect thereto. Notwithstanding the foregoing, Company is not prohibited from paying salaries to its officers and employees.

         10. ENVIRONMENTAL PROVISIONS

         10.1 Company shall comply, and shall cause its Subsidiaries to comply, with all applicable Environmental Laws.

         10.2 Company shall provide to Bank, promptly upon receipt, copies of any correspondence, notice, pleading, citation, indictment, complaint, order, decree, or other document from any source asserting or alleging a circumstance or condition which requires or may require a financial contribution by Company or any Subsidiary to a cleanup, removal, remedial action, or other response by or on the part of Company or any Subsidiary under applicable Environmental Laws or which seeks damages or civil, criminal or punitive penalties from Company for an alleged violation of Environmental Laws.

         10.3 Company shall promptly notify Bank in writing as soon as Company becomes aware of the occurrence or existence of any condition or circumstance which makes the environmental warranties contained in this Agreement incomplete or inaccurate in any material respect as of any date.

         10.4 In the event of any condition or circumstance that makes any environmental warranty, representation and/or agreement incomplete or inaccurate in any material respect as of any date, Company shall, at the reasonable request of Bank, at its sole expense, retain an environmental consultant, acceptable to Bank, to conduct a thorough and complete investigation regarding the changed condition and/or circumstance. A copy of the environmental consultant's report will be promptly delivered to both Bank and Company upon completion.

         10.5 At any time Company, directly or indirectly through any environmental consultant or other representative, determines to undertake an environmental audit, assessment or investigation, Company shall promptly provide Bank with written notice of the initiation of the environmental audit, fully describing the purpose and intended scope of the environmental audit. Upon receipt, Company will promptly provide to Bank copies of any such environmental investigation.

         10.6 Company hereby indemnifies, saves and holds Bank and any of its past, present and future officers, directors, shareholders, employees, representatives and consultants harmless from any and all loss, damages, suits, penalties, costs, liabilities and expenses (including but not limited to reasonable investigation, environmental audit(s), and legal expenses) arising out of any claim, loss or damage to any property, injuries to or death of persons, contamination of or adverse affects on the environment, or any violation of any applicable Environmental Laws, caused by or in any way related to any property owned or operated by Company, or due to any acts of Company or such person's, officers, directors, shareholders, employees, consultants and/or representatives; provided, however, that the foregoing indemnification shall not be applicable when arising solely from events or conditions occurring while the Bank is in sole possession (subject to the rights of any creditors of Company) of such property. In no event shall Company be liable hereunder for any loss, damages, suits, penalties, costs, liabilities or expenses arising from any act of gross negligence of Bank, or its agents or employees.

         It is expressly understood and agreed that the indemnifications granted herein are intended to protect Bank, its past, present and future officers, directors, shareholders, employees, consultants and representatives from any claims that may arise by reason of the security interest, liens and/or mortgages granted to Bank, or under any other document or agreement given to secure repayment of any indebtedness from Company, whether or not such claims arise before or after Bank has foreclosed upon and/or otherwise become the owner of any such property. All obligations of indemnity as provided hereunder shall be secured by the collateral documents.

         It is expressly agreed and understood that the provisions hereof shall and are intended to be continuing and shall survive the repayment of any indebtedness from Company to Bank.

10.7 Company shall maintain, and shall cause its Subsidiaries to maintain, all permits, licenses and approvals required under applicable Environmental Laws.

11.      EVENTS OF DEFAULT

11.1     Upon occurrence of any of the following Events of Default:

         (a) non-payment of any installment of the principal or interest on the Notes when due or any reimbursement obligation with respect to any Letter of Credit or nonpayment of any other outstanding Indebtedness when due;

         (b) default in the observance or performance of any of the conditions, covenants or agreements of Company set forth in Sections 2.5, 8.1, 8.3, 8.4, 8.5, 8.9, 8.10, 8.11, 8.12, 8.13,
                  8.14, 8.17 or set forth in Section 9 (in its entirety);

         (c) default in observance or performance of any of the other conditions, covenants or agreements of Company herein set forth, and continuance thereof for thirty (30) days after written notice to Company by Bank;

         (d) any representation or warranty made by Company or any other Person herein or in any instrument submitted pursuant hereto proves untrue in any material respect when made or deemed made;

         (e) default in the observance or performance of any of the conditions, covenants or agreements of Company or any other Person set forth in any collateral document which may be given to secure the Indebtedness or in any other collateral document related to or connected with this Agreement or the Indebtedness which remains uncured after the expiration of any applicable cure period provided therein;

         (f) default in the payment of any other obligation of Company or any Subsidiary for borrowed money in excess of One Hundred Thousand Dollars ($100,000), or in the observance or performance of any conditions, covenants or agreements related or given with respect thereto, which has not been cured or waived within thirty (30) days of such default;

         (g) judgments for the payment of money in excess of the sum of One Hundred Thousand Dollars ($100,000) in the aggregate shall be rendered against Company or any Subsidiary, and such judgments shall remain unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of thirty (30) consecutive days from the date of its entry and such judgment is not covered by insurance from a solvent insurer who is defending such action without reservation of rights;

         (h) the occurrence of any "reportable event", as defined in the Employee Retirement Income Security Act of 1974 and any amendments thereto, which is determined to constitute grounds for termination by the Pension Benefit Guaranty Corporation of any employee pension benefit plan maintained by or on behalf of Company or any Subsidiary for the benefit of any of its employees or for the appointment by the appropriate United States District Court of a trustee to administer such plan and is reasonably likely that the occurrence of such event would result in a material adverse effect on Company, and such reportable event is not corrected and such determination is not revoked within thirty (30) days after notice thereof has been given to the plan administrator or Company; or the institution of proceedings by the Pension Benefit Guaranty Corporation to terminate any such employee benefit pension plan or to appoint a trustee to administer such plan; or the appointment of a trustee by the appropriate United States District Court to administer any such employee benefit pension plan;

         (i) if for any reason (i) Daniel Shea shall for any reason cease to hold the office of President of Company, or (ii) Joseph Donohue and Robert Farrell shall fail to own and control, directly or indirectly, at least 70% of the capital stock of Company having voting rights;

         (j)      if the Subordination Agreement is revoked;

         (k) if any material provision of the Security Agreement or the Continuing Collateral Mortgage shall at any time for any reason cease to be valid, binding and enforceable against Company, or if the validity, binding effect or enforceability thereof shall be contested by Company, or Company shall deny that it has any further liability or obligation under the Security Agreement or the Continuing Collateral Mortgage, or if the Security Agreement or the Continuing Collateral Mortgage shall be terminated, invalidated, revoked or set aside or in any way cease to give or provide to Bank the benefits purported to be created thereby;

then, or at any time thereafter, unless such default is remedied, Bank may give notice to Company declaring all outstanding indebtedness hereunder and under the Notes to be due and payable, whereupon all indebtedness then outstanding hereunder and under the Notes shall immediately become due and payable without further notice and demand, and Bank shall not be obligated to make further Advances or issue any Letters of Credit hereunder.

         11.2 If a creditors' committee shall have been appointed for the business of Company or any Subsidiary in connection with any bankruptcy or insolvency; or if Company or any Subsidiary shall have made a general assignment for the benefit of creditors or shall have been adjudicated bankrupt, or shall have filed a voluntary petition in bankruptcy or for reorganization or to effect a plan or arrangement with creditors; or shall file an answer to a creditor's petition or other petition filed against it, admitting the material allegations thereof for an adjudication in bankruptcy or for reorganization; or shall have applied for or permitted the appointment of a receiver, or trustee or custodian for any of its property or assets; or such receiver, trustee or custodian shall have been appointed for any of its property or assets (otherwise than upon application or consent of Company or any Subsidiary), and such receiver, trustee or custodian so appointed shall not have been discharged within sixty (60) days after the date of his appointment or if an order shall be entered and shall not be dismissed or stayed within sixty (60) days from its entry, approving any petition for reorganization of Company or any Subsidiary, then the Notes and all indebtedness then outstanding hereunder shall automatically become immediately due and payable and Bank shall not be obligated to make further Advances or issue any Letters of Credit under this Agreement.

         11.3 Upon the occurrence of any Event of Default, unless all of the Indebtedness is then immediately fully paid, Bank shall have and may exercise any one or more of the rights and remedies for which provision is made for a secured party under the UCC, under the Security Agreement or under any other document contemplated hereby or for which provision is provided by law or in equity, including, without limitation, the right to take possession and sell, lease or otherwise dispose of any or all of the collateral and to set off against the Indebtedness any amount owing by Bank to Company and/or any property of Company in possession of Bank. Company agrees, upon request of Bank, to assemble the collateral and make it available to Bank at any place designated by Bank.

         11.4 All of the Indebtedness shall constitute one loan secured by Bank's security interest in the collateral and by all other security interests, mortgages, liens, claims, and encumbrances now and from time to time hereafter granted from Company to Bank. Upon the occurrence and during the continuance of an Event of Default which is not cured within the cure period, if any, provided hereunder, Bank may in its sole discretion apply the collateral to any portion of the Indebtedness. The proceeds of any sale or other disposition of the Collateral authorized by this Agreement shall be applied by Bank, first upon all expenses authorized by the Michigan Uniform Commercial Code (or other applicable law) or otherwise in connection with the sale and all reasonable attorneys' fees and legal expenses incurred by Bank; the balance of the proceeds of such sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal, then to other Indebtedness and the surplus, if any, shall be paid over to Company or to such other Person or Persons as may be entitled thereto under applicable law. Company shall remain liable for any deficiency, which Company shall pay to Bank immediately upon demand.

         11.5 The remedies provided for herein are cumulative to the remedies for collection of the Indebtedness as provided by law, in equity or by any mortgage, security agreement or other document contemplated hereby. Nothing herein contained is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy for the recovery of any other sum to which Bank may be or become entitled for the breach of this Agreement by Company.

         11.6 Upon the occurrence and during the continuance of any Event of Default, Company shall immediately upon demand by Bank deposit with Bank cash collateral in the amount equal to the maximum amount available to be drawn at any time under any Letters of Credit then outstanding.

         12. MISCELLANEOUS

         12.1 This Agreement shall be binding upon and shall inure to the benefit of Company and Bank and their respective successors and assigns, except that the credit provided for under this Agreement and no part thereof and no obligation of Bank hereunder shall be assignable or otherwise transferable by Company.

         12.2 Company shall pay all closing costs and expenses, including, by way of description and not limitation, reasonable outside attorney fees, lien search fees, approval fees and title policy fees incurred by Bank in connection with the commitment, consummation and closing of this Agreement. All of said amounts required to be paid by Company may, at Bank's option, be charged by Bank as an advance against the proceeds of the Notes. All costs, including reasonable attorney fees incurred by Bank in protecting or enforcing any of its or any of the Bank's rights against Company or any collateral or in defending Bank from any claims or liabilities by any party or otherwise incurred by Bank in connection with an Event of Default or the enforcement of this Agreement or the related documents, including by way of description and not limitation, such charges in any court or bankruptcy proceedings or arising out of any claim or action by any person against Bank which would not have been asserted were it not for Bank's relationship with Company hereunder, shall also be paid by Company.

         12.3 Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP.

         12.4 No delay or failure of Bank in exercising any right, power or privilege hereunder shall affect such right, power or privilege, nor shall any single or partial exercise thereof preclude any further exercise thereof, or the exercise of any other power, right or privilege. The rights of Bank under this Agreement are cumulative and not exclusive of any right or remedies which Bank would otherwise have.

         12.5 Except as expressly provided otherwise in this Agreement, all notices and other communications provided to any party hereto under this Agreement shall be in writing and shall be given by personal delivery, by mail, by reputable overnight courier or by facsimile and addressed or delivered to it at its address set forth below or at such other address as may be designated by such party in a notice to the other parties that complies as to delivery with the terms of this Section 12.5. Any notice, if personally delivered or if mailed and properly addressed with postage prepaid and sent by registered or certified mail, shall be deemed given when received; any notice, if given to a reputable overnight courier and properly addressed, shall be deemed given two (2) Business Days after the date on which it was sent, unless it is actually received sooner by the named addressee; and any notice, if transmitted by facsimile, shall be deemed given when received (answerback confirmed in the case of telexes and receipt confirmed in the case of telecopies). Bank may, but shall not be required to, take any action on the basis of any notice given to it by telephone

(except as otherwise expressly provided herein), but Company shall promptly confirm such notice in writing, and such notice will not be deemed to have been received until such confirmation is deemed received in accordance with the provisions of this Section set forth above. If such telephonic notice conflicts with any such confirmation, the terms of such telephonic notice shall control.

         To Company:
         33 South Wood Avenue, Suite 600
         Iselin, New Jersey  08830
         Attention: Robert Farrell/Joseph Donohue

         To Bank:
         500 Woodward Avenue
         Detroit, Michigan 48226
         Mail Code 3394
         Attention: Group Manager, Middle Market Banking IV - Central

         12.6 This Agreement and the Notes have been delivered at Detroit, Michigan, and shall be governed by and construed and enforced in accordance with the laws of the State of Michigan. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         12.7 No amendments or waiver of any provisions of this Agreement nor consent to any departure by Company therefrom shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, waiver or consent with respect to any provision of this Agreement shall affect any other provision of this Agreement.

         12.8 All sums payable by Company to Bank under this Agreement or the other documents contemplated hereby shall be paid directly to Bank at its principal office set forth in Section 12.5 hereof in immediately available United States funds, without set off, deduction or counterclaim. In its sole discretion after the occurrence of an Event of Default, Bank may charge any and all deposit or other accounts (including without limit an account evidenced by a certificate of deposit) of Company with Bank for all or a part of any Indebtedness then due; provided, however, that this authorization shall not affect Company's obligation to pay, when due, any Indebtedness whether or not account balances are sufficient to pay amounts due.

         12.9 Any payment of the Indebtedness made by mail will be deemed tendered and received only upon actual receipt by Bank at the address designated for such payment, whether or not Bank has authorized payment by mail or any other manner, and shall not be deemed to have been made in a timely manner unless received on the date due for such payment, time being of the essence. Company expressly assumes all risks of loss or liability resulting from non-delivery or delay of delivery of any item of payment transmitted by mail or in any other manner. Acceptance by Bank of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default, and at any time thereafter and until the entire amount then due has been paid, Bank shall be entitled to exercise any and all rights conferred upon it herein upon the occurrence of an Event of Default. Company waives the right to direct the application of any and all payments at any time or times hereafter received by Bank from or on behalf of Company. Company agrees that Bank shall have the continuing exclusive right to apply and to reapply any and all payments received at any time or times hereafter against the Indebtedness in such manner as Bank may deem advisable, notwithstanding any entry by Bank upon any of its books and records. Company expressly agrees that to the extent that Bank receives any payment or benefit and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside or is required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or benefit, the Indebtedness or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or benefit had not been made and, further, any such repayment by Bank, to the extent that Bank did not directly receive a corresponding cash payment, shall be added to and be additional Indebtedness payable upon demand by Bank.

         12.10 In the event Company's obligation to pay interest on the principal balance of the Notes is or becomes in excess of the maximum interest rate which Company is permitted by law to contract or agree to pay, giving due consideration to the execution date of this Agreement, then, in that event, the rate of interest applicable shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of such maximum rate shall be deemed to have been payments in reduction of principal and not of interest.

         12.11 COMPANY AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.


                      [Signatures to follow on next page]

12.12 This Agreement shall become effective upon the execution hereof by Bank and Company.

         WITNESS the due execution hereof as of the day and year first above written.

COMERICA BANK                       NECI ACQUISITION, INC.


By:                                 By:
   --------------------------          --------------------------

By:                                 By:
   --------------------------          --------------------------

                                  SCHEDULE 6.4

                            REAL ESTATE REQUIREMENTS

         1. An ALTA mortgage title insurance policy from a title insurance company satisfactory to Bank, without standard exceptions, in the amount equal to the lesser of the appraised value of the property or the Indebtedness, insuring the mortgage securing the Indebtedness to be a lien on the property, subject only to those exceptions acceptable to Bank. The policy shall contain last dollar, zoning compliance, usury, comprehensive and any other endorsements required by Bank.

         2. An ALTA/ACSM mortgage survey satisfactory to and certified to Bank and the title company, by a surveyor approved by Bank, showing no encroachments or adverse rights, other than those acceptable to Bank and showing ingress and egress, all recorded easements affecting the property, whether or not the property lies in a flood plain area, and such other information as Bank or the title company requests.

         3. Evidence of casualty and public liability insurance all satisfactory to Bank as to form, amount and insurer. In addition, Company shall provide evidence of flood insurance, if required by applicable law.

         4. Copies of any leases of the mortgaged premises, together with Subordination, Non-Disturbance and Attornment Agreements and estoppel certificates from each tenant.

         5. Such other documentation as Bank may reasonably require in connection therein, in form and substance satisfactory to Bank.

                                  SCHEDULE 7.3

                                   LITIGATION

None.

                                  SCHEDULE 7.5

                                  PENSION PLANS

None.

                                  SCHEDULE 7.10

                              COMPLIANCE WITH LAWS

None.

                                  SCHEDULE 9.5

                                 PERMITTED LIENS

1. Financing Statements filed by KeyCorp Leasing for equipment leased from KeyCorp Leasing by Company under leases executed prior to the date of the Credit Agreement until the earlier of (i) April 1, 2004 or (ii) the date on which such lease obligations have been paid in full.

2. Financing Statements filed by Canon for copiers leased from Canon by Company under leases dated April 21, 2004, June 21, 2002 and June 30, 2003.

3. Financing Statement filed by US Bancorp for one color copier leased from US Bancorp by Company under a lease dated March 31, 2004.

                                  SCHEDULE 9.13

                             PERMITTED INDEBTEDNESS



1. Indebtedness owed to KeyCorp Leasing for equipment leased from KeyCorp Leasing by Company under leases executed prior to the date of the Credit Agreement until the earlier of (i) April 1, 2004 or (ii) the date on which such lease obligations have been paid in full.

2. Indebtedness owed to Canon for copiers leased from Canon by Company under leases dated April 21, 2004, June 21, 2002 and June 30, 2003.

3. Indebtedness owed to US Bancorp for one color copier leased from US Bancorp by Company under a lease dated March 31, 2004.

                                   EXHIBIT "A"

                              REVOLVING CREDIT NOTE

$5,000,000                                                     Detroit, Michigan
                                                              September 20, 2004

         On or before the Revolving Credit Maturity Date, FOR VALUE RECEIVED, NECI Acquisition, Inc., a Florida corporation ( "Company"), promises to pay to the order of COMERICA BANK, a Michigan banking corporation ("Bank") at its Main Office at 500 Woodward Avenue, Detroit, Michigan, or any other office of Bank located in the State of Michigan, in lawful money of the United States of America the indebtedness or so much of the sum of Five Million Dollars ($5,000,000) as may from time to time have been advanced and then be outstanding hereunder pursuant to the Credit Agreement dated as of September 20, 2004 made by and between Company and Bank (as the same may be amended or modified from time to time, herein called "Agreement"), together with interest thereon as hereinafter set forth.

         Each of the Advances hereunder shall bear interest at the Applicable Interest Rate from time to time applicable thereto under the Agreement or as otherwise determined thereunder, and interest shall be computed, assessed and payable as set forth in the Agreement.

         This Note is a note under which advances, repayments and readvances may be made from time to time, subject to the terms and conditions of the Agreement. This Note evidences borrowing under, is subject to, is secured in accordance with, and may be matured under, the terms of the Agreement, to which reference is hereby made. As additional security for this Note, Company grants Bank a lien on all property and assets including deposits and other credits of the Company, at any time in possession or control of or owing by Bank for any purpose.

         Company hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon. Any transferees of, or endorser, guarantor or surety paying this
Note in full shall succeed to all rights of Bank, and Bank shall be under no further responsibility for the exercise thereof or the loan evidenced hereby. Nothing herein shall limit any right granted Bank by other instrument or by law.

         All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

                                         NECI ACQUISITION, INC.


                                         By:
                                            --------------------------

                                         Its:
                                             -------------------------

                                   EXHIBIT "B"

                               REQUEST FOR ADVANCE


         Pursuant to the Credit Agreement dated as of September 20, 2004, (as amended from time to time herein called "Agreement"), the undersigned hereby requests COMERICA BANK to make a(an) * Advance to the undersigned on , 200__, in the amount of
 DOLLARS, ($ ) under the Revolving Credit Note dated September 20, 2004, issued by the undersigned to said Bank (herein called "Note"). The Interest Period for the requested Advance, if applicable, shall be .** The last day of the Interest Period for the amounts being converted or refunded hereunder, if applicable, is , 200__.

         The undersigned certifies that no event has occurred or condition exists which constitutes, or with the passage of time and/or giving of notice would constitute, a default under the Agreement or the Note, and none will exist upon the making of the Advance requested hereunder. The undersigned further certifies that upon advancing the sum requested hereunder, the aggregate principal amount outstanding under the Note will not exceed the face amount thereof or any advance formula applicable to Advances under such Note. If the amount advanced to the undersigned under the Note shall at any time exceed the face amount thereof or any advance formula applicable to Advances under such Note, the undersigned will pay such excess amount on demand.

         The undersigned hereby authorizes said Bank to disburse the proceeds of this Request for Advance by crediting the account of the undersigned with Bank separately designated by the undersigned or as the undersigned may otherwise direct, unless this Request for Advance is being submitted for a conversion or refunding, in which case it shall refund or convert that portion stated above of the existing outstandings under the Note.

         Dated this _____ day of ________________, 200__.

                                         NECI ACQUISITION, INC.


                                         By:
                                            --------------------------

                                         Its:
                                             -------------------------


--------
*    Insert, as applicable, "Eurodollar-based", or "Prime-based".

** For a Eurodollar-based Advance insert, as applicable, "one month", "two months", "three months" or "six months".

                                   EXHIBIT "C"

                                    TERM NOTE

$1,200,000                                                     Detroit, Michigan
                                                              September 20, 2004

         FOR VALUE RECEIVED, NECI Acquisition, Inc., a Florida corporation ("Company") promises to pay to the order of COMERICA BANK, a Michigan banking corporation ("Bank"), at its Main Office at 500 Woodward Avenue, Detroit, Michigan or any other office of Bank located in the State of Michigan, the principal sum of One Million Two Hundred Thousand Dollars ($1,200,000) in lawful money of the United States of America payable in monthly principal installments in the amounts and on the dates set forth in Section 3.2 of the Agreement (hereinafter defined), until the Term Loan Maturity Date, when the entire unpaid balance of principal and interest thereon shall be due and payable, together with interest thereon as hereinafter set forth.

         The principal balance from time to time outstanding hereunder shall bear interest at the rate set forth in the Agreement and interest shall be computed, assessed and payable as set forth in the Agreement.

         This Note evidences borrowing under, is subject to, is secured in accordance with, may be prepaid in accordance with, and may be matured under the terms of the Credit Agreement dated as of September 20, 2004 by and between Company and Bank (as the same may be amended or modified from time to time, "Agreement") to which reference is hereby made. As additional security for this Note, Company grants Bank a lien on all property and assets, including deposits and other credits, of the Company, at any time in possession or control of or owing by Bank for any purpose.

         Company hereby waives presentment for payment, demand, protest and notice of protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon. Any transferees of, or endorser, guarantor or surety paying this Note in full shall succeed to all rights of Bank, and Bank shall be under no further responsibility for the exercise thereof or the loan evidenced hereby. Nothing herein shall limit any right granted by other instrument or by law.

         All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

                                             NECI ACQUISITION, INC.


                                             By:
                                                 ---------------------------

                                             Its:
                                                 ---------------------------

                                   EXHIBIT "D"

                        FORM OF ADVANCE FORMULA AGREEMENT



[COMERICA LOGO]   ADVANCE FORMULA AGREEMENT

--------------------------------------------------------------------------------

         As of September __, 2004, this Agreement is made by NECI ACQUISITION, INC., a Florida corporation ("Debtor"), unto COMERICA BANK, a Michigan banking corporation ("Bank").

         For and in consideration of the loans and other credit which Debtor may now or hereafter obtain or request from Bank which are secured pursuant to a Security Agreement dated September __, 2004, executed and delivered by Debtor unto Bank (the "Security Agreement"), and for other good and valuable consideration, Debtor agrees as follows:

13. FORMULA LOANS. The credit which Bank may now or hereafter extend to Debtor subject to the limitations of this Agreement and to the conditions and limitations of any other agreement between Debtor and Bank is identified as follows:

         $5,000,000 secured revolving line of credit

                  and any extensions, renewals or substitutions thereof, whether in a greater or lesser amount, including any letters of credit issued thereunder ("Formula Loans").

14. ADVANCE FORMULA. Debtor warrants and agrees that Debtor's indebtedness to Bank for the Formula Loans shall never exceed the sum of:

         14.1 Eighty percent (80%) of its Eligible Accounts, as hereinafter defined; plus

         14.2 the lesser of (i) twenty-five percent (25%) of its Eligible Inventory, as hereinafter defined, (ii) Two Million Two Hundred Fifty Thousand Dollars ($2,250,000; provided, however, that beginning on ________________, 2005, no more than fifty percent (50%) of the outstanding Formula Loans as of any date of determination may be based on this sub-section (b); minus

14.3     the Equipment Lease Reserve.

15. FORMULA COMPLIANCE. If the limitations in paragraph 2, above, are exceeded at any time, Debtor shall immediately pay Bank sums sufficient to reduce the Formula Loans by the amount of such excess.

16. ELIGIBLE ACCOUNT. "Eligible Account" shall mean an Account (as hereinafter defined) arising in the ordinary course of Debtor's business which meets each of the following requirements:

         16.1 it is not owing more than ninety (90) days after the date of the original invoice or other writing evidencing such Account;

         16.2 it is not owing by an Account Debtor (as hereinafter defined) who has failed to pay twenty-five percent (25%) or more of the aggregate amount of its Accounts owing to Debtor within ninety
                  (90) days after the date of the respective invoices or other writings evidencing such Accounts;

         16.3 it arises from the sale or lease of goods and such goods have been shipped or delivered to the Account Debtor under such Account; or it arises from services rendered and such services have been performed;

         16.4 it is evidenced by an invoice, dated not later than the date of shipment or performance, rendered to such Account Debtor or some other evidence of billing acceptable to Bank;

         16.5 it is not evidenced by any note, trade acceptance, draft or other negotiable instrument or by any chattel paper, unless such note or other document or instrument previously has been endorsed and delivered by Debtor to Bank;

         16.6 it is a valid, legally enforceable obligation of the Account Debtor thereunder, and is not subject to any offset, counterclaim or other defense on the part of such Account Debtor or to any claim on the part of such Account Debtor denying liability thereunder in whole or in part;

         16.7 it is subject to a first priority, properly perfected security interest in favor of Bank, and it is not subject to any sale of accounts, any rights of offset, assignment, lien or security interest whatsoever other than to Bank;

         16.8     it is not owing by a subsidiary or affiliate of Debtor;

         16.9 it is not owing by an Account Debtor which (i) does not maintain its chief executive office in the United States of America or Canada, (ii) is not organized under the laws of the United States of America or Canada, or any state or province thereof, as applicable, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality or other instrumentality thereof;

         16.10 it is not an Account owing by the United States of America or any state or political subdivision thereof, or by any department, agency, public body corporate or other instrumentality of any of the foregoing, unless all necessary steps are taken to comply with the Federal Assignment of Claims Act of 1940, as amended, or with any comparable state law, if applicable, and all other necessary steps are taken to perfect Bank's security interest in such Account;

         16.11 it is not owing by an Account Debtor for which Debtor has received a notice of (i) the death of the Account Debtor or any partner of the Account Debtor, (ii) the dissolution, liquidation, termination of existence, insolvency or business failure of the Account Debtor, (iii) the appointment of a receiver for any part of the property of the Account Debtor, or (iv) an assignment for the benefit of creditors, the filing of a petition in bankruptcy, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the Account Debtor;

         16.12 it is not an Account billed in advance, payable on delivery, for consigned goods, for guaranteed sales, for unbilled sales, for progress billings, payable at a future date in accordance with its terms, subject to a retainage or holdback by the Account Debtor or insured by a surety company; and

         16.13 it is not owing by any Account Debtor whose obligations Bank, acting in its reasonable discretion, shall have notified Debtor are not deemed to constitute Eligible Accounts.

                  An Account which is at any time an Eligible Account, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be an Eligible Account.

                  For purposes of this Agreement, an "Account" shall mean any right of Debtor to payment for goods sold or leased or for services rendered, but shall not include interest or service charges; and "Account Debtor" shall mean the person who is obligated on or under an Account.

17. ELIGIBLE INVENTORY. Unless stated otherwise in paragraph 13 below, "Eligible Inventory" (a) shall be valued at the cost or present market value of Debtor's Inventory (as defined in the Michigan Uniform Commercial Code, as amended and in effect from time to time) determined in accordance with generally accepted accounting principles, consistently applied ("GAAP"), and (b) shall mean all of Debtor's Inventory which is in good and merchantable condition, which is not obsolete or discontinued, which would be properly classified as "work-in-process" or "raw materials" or as "finished goods inventory" under and in accordance with GAAP, provided, however, that "work-in-process" advances based on Inventory shall not exceed $350,000, and which is subject to a first priority, properly perfected security interest in favor of Bank, but excluding (1) consigned goods, inventory located outside the United States of America or Canada, (2) Inventory covered by or subject to a seller's right to repurchase, or any consensual or nonconsensual lien or security interest (including, without limitation, purchase money security interests) other than in favor of Bank, whether senior or junior to Bank's security interest, and (3) Inventory that Bank, acting in its reasonable discretion, after having notified Debtor, excludes. Inventory which is at any time Eligible Inventory, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be Eligible Inventory.

18. CERTIFICATES, SCHEDULES AND REPORTS. Debtor will, within seven (7) days after and as of the end of each month (and at such other times as Bank may request), deliver to Bank agings of the Accounts and a schedule identifying each Eligible Account (not previously so identified) and reports as to the amount of Eligible Inventory. Debtor will from time to time deliver to Bank such additional schedules, certificates and reports respecting all or any of the Collateral (as defined in the Security Agreement), the items or amounts received by Debtor in full or partial payment of any of the Collateral, and any goods (the sale or lease of which by Debtor shall have given rise to any of the Collateral) possession of which has been obtained by Debtor, all and as to such extent as Bank may request. Any such schedule, certificate or report shall be executed by a duly authorized officer of Debtor and shall be in such form and detail as Bank may specify. Any such schedule identifying any Eligible Account shall be accompanied (if Bank so requests) by a true and correct copy of the invoice evidencing such Eligible Account and by evidence of shipment or performance.

19. INSPECTIONS; COMPLIANCE. Debtor shall permit Bank and its designees from time to time to make such inspections and audits, and to obtain such confirmations or other information, with respect to any of the Collateral or any Account Debtor as Bank is entitled to make or obtain under the Credit Agreement dated as of the date hereof between Debtor and Bank, as amended from time to time, and shall reimburse Bank on demand for all costs and expenses incurred by Bank in connection with such inspections and audits. Debtor shall further comply with all of the other terms and conditions of the Security Agreement.

20. DEFAULT. Any failure by Debtor to comply with this Agreement shall constitute a default under the Formula Loans and under the Security Agreement and the Indebtedness, as defined therein.

21. AMENDMENTS; WAIVERS. This Agreement may be amended, modified or terminated only in writing duly executed by Debtor and Bank. No delay by Bank in requiring Debtor's compliance herewith shall constitute a waiver of such right. The rights granted to Bank hereunder are cumulative, and in addition to any other rights Bank may have by agreement or under applicable law. This Agreement shall supersede and replace in their entirety any prior advance formula agreements in effect between Bank and Debtor. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Michigan, without regard to conflict of laws principles.

22. DEMAND BASIS FORMULA LOANS. Notwithstanding anything to the contrary set forth in this Agreement, in the event that the Formula Loans are at any time on a demand basis, Debtor hereby acknowledges and agrees that the formula set forth in paragraph 2 hereof is merely for advisory and guidance purposes and Bank shall not be obligated to make any loans or advances under the Formula Loans, and, notwithstanding the terms of paragraph 3 above, Bank may at any time, at its option, demand payment of any or all of the Formula Loans, whereupon the same shall become due and payable. Bank and Debtor acknowledge and agree that the Formula Loans are not on a demand basis as of the date hereof.

23. DILUTION OF ACCOUNTS. In the event that Bank, at any time in its sole discretion, determines that the dollar amount of Eligible Accounts collectable by Debtor is reduced or diluted as a result of discounts or rebates granted by Debtor to the respective Account Debtor(s), returned or rejected Inventory or services, or such other reasons or factors as Bank deems applicable, Bank may, in its sole discretion, upon five (5) business days' prior written notice to Debtor, reduce or otherwise modify the percentage of Eligible Accounts included within the Advance Formula under paragraph 2(a) above and/or reduce the dollar amount of Debtor's Eligible Accounts by an amount determined by Bank in its sole discretion.

24. JURY WAIVER. DEBTOR AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

25. SPECIAL PROVISIONS: "Equipment Lease Reserve" shall mean the total amount outstanding under all all equipment leases of Debtor which are in effect as of September __, 2004.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.



                                                    DEBTOR:
Debtor's Chief Executive Office Address:
33 South Wood Avenue, Suite 600                     NECI ACQUISITION, INC.
Iselin, New Jersey  08830

By:__________________________________________
                                                    SIGNATURE OF


Its:_________________________________________
                                                    TITLE

Accepted and Approved:

COMERICA BANK

By: __________________________________________________
         SIGNATURE OF

Its: _________________________________________________
         TITLE

                                   EXHIBIT "E"

                     FORM OF CONTINUING COLLATERAL MORTGAGE


[COMERICA LOGO]         CONTINUING COLLATERAL MORTGAGE
                        (This is a Future Advance Mortgage)


--------------------------------------------------------------------------------

         This Continuing Collateral Mortgage ("Mortgage") is made as of September __, 2004, by NECI ACQUISITION, INC., a Florida corporation ("Mortgagor"), located at 33 South Wood Avenue, Suite 600, Iselin, New Jersey 08830, to COMERICA BANK ("Mortgagee"), located at 39200 Six Mile Road, Livonia, Michigan 48152, Attention: Commercial Loan Documentation, Mail Code 7578.

         As security for the purposes stated in this Mortgage, Mortgagor does hereby mortgage, grant and convey to Mortgagee, its successors and assigns, the real property in the Town of Brandon, County of Rutland, State of Vermont, legally described as:

See Schedule A attached hereto.

Parcel Identification No. 078-024-11307

Commonly Known As:     402 Prospect Street     Brandon  VT             05733
                   -------------------------------------------------------------
                          STREET ADDRESS       CITY   STATE             ZIP

         together with: (a) all related easements, hereditaments, appurtenances, rights, licenses and privileges; (b) all buildings and improvements now or later situated under, upon or over any of the above described land; (c) all the rents, issues, profits, revenues, accounts and general intangibles arising from the above described land, or relating to any business conducted by Mortgagor on it, under present or future leases, licenses or otherwise; (d) all machinery, equipment, goods, fixtures, and articles of personal property of every kind and nature (other than Household Goods, as defined by 12 CFR 227.12, as amended from time to time, and other than consumer goods, as defined in the Uniform Commercial Code, of the State in which the goods are located, unless such goods were purchased with the proceeds of any loan specifically referenced as being secured by this Mortgage), now or later located upon the above described land and useable in connection with any present or future operation on the land (individually and collectively the "equipment") including, without limit, all lighting, heating, cooling, ventilating, air- conditioning, incinerating, refrigerating, plumbing, sprinkling, communicating and electrical systems, and all general intangibles, including without limit software, acquired or used in connection therewith. It is agreed that all equipment shall for the purposes of this Mortgage, unless Mortgagee shall otherwise elect, be deemed conclusively to be real estate and mortgaged under this Mortgage; (e) all "as-extracted collateral"; and (f) all awards or payments, and interest on them, made with respect to the Premises as a result of (i) any eminent domain proceeding, (ii) any street grade alteration, (iii) any loss of or damage to any building or other improvement, (iv) any other injury to or decrease in the value of the Premises, (v) any refund due on account of the payment of real estate taxes, assessments or other charges levied against the Premises or (vi) any refund of utility deposits or right to any tenant deposit (all of the above individually and collectively the "Premises"). Unless otherwise indicated, a reference to the "Premises" means all and/or any part of the Premises.

         TO HAVE AND TO HOLD said granted premises, with all the privileges and appurtenances thereof, to the said Mortgagee, and its successors and assigns, to their own use and behoof forever; and the said Mortgagor does covenant with said Mortgagee that until the ensealing of these presents, Mortgagor is the sole owner of the Premises and has good right and title to mortgage, grant and convey the same in the manner aforesaid, SUBJECT, HOWEVER, to all encumbrances and other matters set forth as exceptions in the lender's title insurance policy delivered in connection herewith (the "Permitted Encumbrances") and as set forth in Schedule B attached hereto.

         This Mortgage is made to secure when due, whether by stated maturity, demand, acceleration or otherwise, all existing and future indebtedness ("Indebtedness") to Mortgagee of N/A ("Borrower") and/or Mortgagor, including without limit payment of Six Million Two Hundred Thousand Dollars ($6,200,000), as evidenced by the $5,000,000 Revolving Credit Note and the $1,200,000 Term Note dated as of the date hereof delivered by Mortgagor pursuant to the Credit Agreement dated as of the date hereof between Mortgagor and Mortgagee. Any loan or future advances for borrowed money made by Mortgagee to Mortgagor after the date of this Mortgage, and any other further Indebtedness of Mortgagor to Mortgagee of any kind, with interest and other charges as agreed upon, shall be secured by this Mortgage, provided (but only in the case of Indebtedness in respect of loans or advances for borrowed money) such Indebtedness is evidenced by a writing that states that such Indebtedness is secured by the Premises or this Mortgage. This reference to a dollar amount does not limit the dollar amount secured by this Mortgage.

         Indebtedness includes, without limit, any and all obligations or liabilities of whatever amount of Borrower and/or Mortgagor to Mortgagee, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, known or unknown; any and all indebtedness, obligations or liabilities for which Borrower and/or Mortgagor would otherwise be liable to Mortgagee were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason; any and all amendments, modifications, renewals and/or extensions of any of the above; all costs incurred by Mortgagee in establishing, determining, continuing, or defending the validity or priority of its lien or security interest, or to protect the value of the Premises, or for any appraisal, environmental audit, title examination or title insurance policy relating to the Premises, or in pursuing its rights and remedies under this Mortgage or under any other agreement between Mortgagee and Borrower and/or Mortgagor; all costs incurred by Mortgagee in connection with any suit or claim involving or against Mortgagee in any way related to the Premises, the Indebtedness or this Mortgage; and all costs of collecting Indebtedness; all of the above costs including, without limit, attorney fees incurred by Mortgagee. Mortgagor agrees to pay Mortgagee, upon demand, all costs incurred by Mortgagee which are Indebtedness, and until paid all costs shall bear interest from the time incurred at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Mortgage to attorney fees shall be deemed a reference to all reasonable fees, charges, costs and expenses of both in-house and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorney fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. Notwithstanding the foregoing, this Mortgage shall not secure that part of the Indebtedness, if any, which constitutes a consumer loan, other than a consumer loan made at the same time as this Mortgage and specifically referenced as being secured by this Mortgage (and all extensions, renewals, modifications or replacements thereof).

         Mortgagor, on a continuing basis, warrants, covenants and agrees to and with Mortgagee, which covenants, warranties and agreements, to the extent permitted by law, shall be deemed to run with the land, as follows:

         1. Mortgagor will pay to Mortgagee all Indebtedness according to the terms of the relevant instruments evidencing it, and Mortgagor agrees that this Mortgage is a continuing mortgage securing the payment of the Indebtedness.

         2. Mortgagor has good and indefeasible title to the entire Premises in fee simple and with full power to sell, mortgage and convey it; the Premises are free of all easements, restrictions, liens, leases and encumbrances whether now existing or later created, except those matters listed on attached Schedule B (if any) to which this Mortgage is expressly subject, and Mortgagor will warrant and defend the Premises against all other claims. Mortgagee shall have the right, at its option and at such times as it, in its sole discretion deems necessary, to take whatever action it may deem necessary to defend or uphold the lien of this Mortgage or otherwise enforce any of its rights under this Mortgage or any obligation secured by this Mortgage including, without limit, the right to institute appropriate legal proceedings for these purposes. With respect to the right, title, or lien of any person or entity which is superior to the lien of this Mortgage, Mortgagee has the right, but not the obligation, to acquire and/or pay off the holder of such right, title, or lien and add the amount so paid to the Indebtedness.

         3. Mortgagor shall not mortgage or pledge the Premises as security for any other indebtedness or obligations. Mortgagor shall pay when due, and before any interest, collection fees or penalties accrue or default occurs, all payments required under any mortgages on the Premises, and all taxes, assessments, and other charges and impositions (subject to the Mortgagor's right to contest such taxes, assessments and other charges, provided that such right to contest does not interfere with the Mortgagee's rights under this Mortgage) levied, assessed or existing with respect to (i) the Premises or (ii) the execution, delivery or recordation of this Mortgage or any note or other instrument evidencing or securing repayment of the Indebtedness or the interest of Mortgagee in the Premises, and will deliver to Mortgagee without demand official receipts showing these payments. If Mortgagor fails to pay these mortgage payments, taxes, assessments, other charges or impositions when due, or if Mortgagor fails to pay all interest, collection fees and penalties accrued on them, Mortgagee, at its sole option, may (but is not obligated to) pay them and the monies paid shall be added to the Indebtedness. Mortgagor shall pay (before the same become liens or encumbrances against the Premises) any and all obligations or liabilities for repairs or improvements to the Premises or for any other goods, services, or utilities furnished to the Premises. At the sole option of Mortgagee, Mortgagor shall pay to Mortgagee on the first day of each month a pro rata portion of all taxes, assessments, liens, mortgages, and other charges levied, assessed or existing on the Premises in an amount sufficient to pay them when due, plus payments (based on single item or aggregate analysis, as determined by Mortgagee under applicable law) sufficient to maintain an additional balance of not more than one-sixth of that amount, all as estimated by Mortgagee. In the event that sufficient funds have been deposited with Mortgagee to cover the amount of these taxes, assessments, liens, mortgages, and other charges when they become due and payable, Mortgagee shall pay them. In the event that sufficient funds have not been deposited to cover the amount of these taxes, assessments, liens, mortgages and other charges at least fifteen (15) days prior to the time when they become due and payable, Mortgagor shall immediately upon request by Mortgagee pay the amount of the deficiency to Mortgagee. Mortgagee shall not be required to keep in a separate account or to pay Mortgagor any interest or earnings whatever on the funds held by Mortgagee for the payment of taxes, assessments, liens, mortgages, or other charges pursuant to this paragraph or for the payment of insurance premiums under paragraph (4) below, or on any other funds deposited with Mortgagee in connection with this Mortgage. If an Event of Default occurs under this Mortgage, any funds then remaining on deposit with Mortgagee may be applied against the Indebtedness immediately upon or at any time after the Event of Default occurs, and without notice to Mortgagor. No lienholder junior to this Mortgage may exercise any rights with respect to the Premises, and all rents and other proceeds from the Premises shall be held in trust by the junior lienholder as the property of Mortgagee, until satisfaction in full of the Indebtedness. Nothing in this paragraph shall be considered a consent by Mortgagee to any lien, mortgage or encumbrance on the Premises unless set forth on attached Schedule B, if any.

         4. Mortgagor shall keep the buildings and all other improvements now or later existing on the Premises constantly insured for the benefit of Mortgagee against fire and other hazards and risks, including without limit vandalism and malicious mischief, as Mortgagee may reasonably require and shall further provide flood insurance (if the Premises are situated in a special flood hazard area as determined by the Director of the Federal Emergency Management Agency or other governing agency), loss of rents insurance, public liability and product liability insurance and any other insurance as Mortgagee may require from time to time, all in amounts and in forms and with companies as are satisfactory to Mortgagee. Mortgagor shall deliver to Mortgagee the policies evidencing the required insurance with premiums fully paid for one year in advance and with standard mortgagee clauses satisfactory to Mortgagee. Renewals of the required insurance (together with evidence of premium prepayment for one year in advance) shall be delivered to Mortgagee at least thirty (30) days before the expiration of any existing policies. All policies and renewals shall provide that they may not be canceled or amended without giving Mortgagee thirty (30) days prior written notice of cancellation or amendment. All policies and renewals shall be held by, and are pledged to, Mortgagee, along with all insurance premium rebates, as additional security for the Indebtedness. Should Mortgagor fail to insure or fail to pay the premiums on any required insurance or fail to deliver the policies or renewals of them as provided above, Mortgagee may (but is not obligated to) have the insurance issued or renewed (and pay the premiums on it for the account of Mortgagor) in amounts and with companies and at premiums as Mortgagee deems appropriate. If Mortgagee elects to have insurance issued or renewed to insure Mortgagee's interest, Mortgagee shall have no obligation to also insure Mortgagor's interest or to notify Mortgagor of Mortgagee's actions. Any sums paid by Mortgagee for insurance as provided above shall be added to the Indebtedness. In the event of loss or damage, the proceeds of all required insurance shall be paid to Mortgagee alone. No loss or damage shall itself reduce the Indebtedness. Mortgagee and any of Mortgagee's employees is each irrevocably appointed attorney-in-fact for Mortgagor and is authorized to adjust and compromise each loss without the consent of Mortgagor, to collect, receive and receipt for the insurance proceeds in the name of Mortgagee and Mortgagor and to endorse Mortgagor's name upon any check in payment of the loss. The proceeds shall be applied first toward reimbursement of all costs and expenses of Mortgagee in collecting the proceeds (including, without limit, attorneys' fees), and then toward payment of the Indebtedness or any portion of it, whether or not then due or payable and in whatever order of maturity as Mortgagee may elect, or Mortgagee, at its option, may apply any or all the insurance proceeds to the repair or rebuilding of the Premises. Application of proceeds by Mortgagee toward later maturing installments of the Indebtedness shall not excuse Mortgagor from making the regularly scheduled installment payments nor shall such application extend the due date or reduce the amount of any of these payments. Application of proceeds by Mortgagee toward payment of the Indebtedness shall constitute an acceleration and prepayment and shall subject Mortgagor to any applicable prepayment premium or formula. In the event of a foreclosure of this Mortgage, or the giving of a deed in lieu of foreclosure, the purchaser or grantee of the Premises shall succeed to all of the rights of Mortgagor under said insurance policies. At the sole option of Mortgagee, Mortgagor shall pay to Mortgagee on the first day of each month a pro rata portion of the annual premiums (as estimated by Mortgagee) for the required insurance in an amount sufficient to pay them when due, plus payments (based on single item or aggregate analysis, as determined by Mortgagee under applicable law) sufficient to maintain an additional balance of not more than one-sixth of that amount. In the event that sufficient funds have been deposited with Mortgagee to cover the amount of the insurance premiums for required insurance when the premiums become due and payable, Mortgagee shall pay the premiums. In the event that sufficient funds have not been deposited with Mortgagee to pay the insurance premiums at least fifteen (15) days prior to the time when they become due and payable, Mortgagor shall immediately upon request pay the amount of this deficiency to Mortgagee. Mortgagor shall promptly repair, replace or rebuild each part of the Premises which may be damaged or destroyed by fire or other casualty or which may be affected by any eminent domain proceedings, notwithstanding application by Mortgagee of the insurance proceeds or eminent domain award to payment of the Indebtedness.

         5. Mortgagor shall abstain from commission of waste upon the Premises, keep the Premises in good repair, and promptly comply with all laws, regulations and requirements of all governmental bodies affecting the Premises. If Mortgagee determines that the Premises requires inspection, testing, appraisal, repair, care, alteration or attention of any kind, Mortgagee or its representatives may (but is not obligated to) enter upon the Premises, and inspect, test, appraise, repair, alter or maintain the Premises as Mortgagee may deem necessary, and Mortgagor shall reimburse Mortgagee upon demand for all resulting costs and expenses incurred by Mortgagee. Any inspection, audit, appraisal or examination by Mortgagee or its representatives of the Premises or of information or documents pertaining to the Premises is for the sole purpose of protecting Mortgagee's interests under this Mortgage and is not for the benefit or protection of Mortgagor or any third party. Mortgagee has no obligation to provide Mortgagor or any third party with information concerning, or results of, any inspection, audit, appraisal or examination by Mortgagee or its representatives. If Mortgagee, in its sole discretion, discloses information to Mortgagor this disclosure is for the sole protection of Mortgagee, does not constitute an agreement to further disclosure and does not create a warranty by Mortgagee as to the accuracy, sufficiency or any other aspect of the disclosure. Mortgagee may spend money as Mortgagee deems essential to protect the value of the Premises. Mortgagor shall not make or permit any other party to make any material alterations, additions or improvements of any type to the Premises (individually and collectively the "Improvements"), regardless of whether the Improvements would increase the value of the Premises, without Mortgagee's prior written consent. This consent may be withheld by Mortgagee in its sole discretion. If Mortgagee consents to the making of any Improvements and the Improvements are not completed with due diligence in accordance with the plans and specifications approved in writing by Mortgagee, or if construction of the Improvements should cease before completion for a period of thirty (30) days, then and in either event it shall be an Event of Default under this Mortgage and Mortgagee shall have all the rights and remedies provided in this Mortgage, including without limitation, the right (but not the obligation) to enter or cause entry to be made upon the Premises and complete the Improvements and its costs shall be added to the Indebtedness. If any action is threatened or commenced which affects Mortgagee's interest in the Premises, including, without limit, building, environmental or zoning proceedings, Mortgagee may take such action as it deems necessary to protect its interest and its costs shall be added to the Indebtedness.

         6. In the event the Premises is taken under power of eminent domain, or by condemnation, the entire proceeds of the award shall be paid directly to Mortgagee and applied toward reimbursement of all Mortgagee's costs and expenses incurred in connection with collecting the award (including, without limit, attorney fees), and the balance applied upon the Indebtedness whether or not then due or payable in whatever manner Mortgagee deems advisable. Application by Mortgagee of any condemnation award or portion of it toward the last maturing installments of the Indebtedness shall not excuse Mortgagor from making the regularly scheduled payments nor extend the due date or reduce the amount of these payments. Application of any condemnation award by Mortgagee toward payment of the Indebtedness shall constitute an acceleration and a prepayment and shall subject Mortgagor to any applicable prepayment premium or formula. Mortgagee or any of Mortgagee's employees is irrevocably appointed attorney-in-fact and is duly authorized and empowered to receive, receipt for, discharge and satisfy any condemnation award and judgment, whether joint or several, on behalf of Mortgagor. Mortgagee shall not be liable for failure to collect any condemnation award, regardless of the cause of such failure.

         7. The Indebtedness shall become due and payable immediately, without notice, at the option of Mortgagee, if Mortgagor shall convey, assign or transfer the Premises by deed, land contract or other instrument, or if title to the Premises shall become vested in any other person or party in any manner whatsoever or if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of Mortgagor. In the event ownership of the Premises becomes vested in a person or persons other than Mortgagor (with or without the prior written approval of Mortgagee), Mortgagee may (but shall not be obligated to) deal with and may enter into any contract or agreement with the successor(s) in interest with reference to this Mortgage in the same manner as with Mortgagor, without in any manner discharging or otherwise affecting the lien of this Mortgage or Mortgagor's liability under this Mortgage or upon the Indebtedness.

         8. This Mortgage shall, as to any personal property covered by it, be deemed to grant a security interest in the personal property pursuant to the Uniform Commercial Code of the State in which the personal property is located. Mortgagor agrees, upon request of Mortgagee from time to time, to promptly furnish a detailed list of personal property subject to this Mortgage and, upon request by Mortgagee, to immediately execute, deliver and/or file any mortgage, security agreement or financing statement to include specifically this list of personal property and to immediately take such other actions as deemed necessary or desirable by Mortgagee to evidence, perfect or continue the security interests granted in this Mortgage; and Mortgagee or any agent of Mortgagee is hereby authorized in its own name, and is also hereby irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney in fact for Mortgagor (with full power of substitution) in the name and place of Mortgagor, to execute and file such security agreements and financing statements and to take such other actions as deemed necessary or desirable by Mortgagee to evidence, perfect or continue the security interests granted in this Mortgage. Upon the occurrence of any Event of Default under this Mortgage, Mortgagee shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of the State in which the personal property is located or otherwise provided by law or by this Mortgage including, without limit, the right to require Mortgagor to assemble the personal property and make it available to Mortgagee at a place to be designated by Mortgagee which is reasonably convenient to both parties, the right to take possession of the personal property with or without demand and with or without process of law and the right to sell and dispose of it and distribute the proceeds according to law. Mortgagor agrees that any requirement of reasonable notice shall be met if Mortgagee sends notice to Mortgagor at least ten (10) days prior to the date of sale, disposition or other event giving rise to the required notice. Mortgagor agrees that the proceeds of any disposition of the personal property may be applied by Mortgagee first to Mortgagee's reasonable expenses in connection with the disposition including, without limit, attorney fees, and then to payment of the Indebtedness. At any sale or other disposition of the personal property pursuant to this paragraph, Mortgagee disclaims all warranties which would otherwise be given under the Uniform Commercial Code, including without limit a disclaimer of any warranty relating to title, possession, quiet enjoyment or the like, and Mortgagee may communicate these disclaimers to a purchaser at such disposition. This disclaimer of warranties will not render the sale commercially unreasonable. Mortgagor agrees that Mortgagee shall be under no obligation to accept any noncash proceeds in connection with any sale or disposition of the personal property covered by this Mortgage, unless failure to do so would be commercially unreasonable. If Mortgagee agrees in its sole discretion to accept noncash proceeds (unless the failure to do so would be commercially unreasonable), Mortgagee may ascribe any commercially reasonable value to such proceeds. Without limiting the foregoing, Mortgagee may apply any discount factor in determining the present value of proceeds to be received in the future or may elect to apply proceeds to be received in the future only as and when such proceeds are actually received in cash by Mortgagee. Mortgagor represents that its exact name is its name as set forth in this Mortgage and that Mortgagor is located (as determined pursuant to Article 9 of the Uniform Commercial Code) in Michigan, unless otherwise expressly specified in this Mortgage. Mortgagor will give Mortgagee not less than 90 days prior written notice of all contemplated changes in Mortgagor's name, location, chief executive office, or principal place of business, but the giving of this notice shall not cure any Event of Default caused by this change. "Uniform Commercial Code" means the Uniform Commercial Code, Title 9A of the Vermont Statutes Annotated, as amended, revised or replaced from time to time. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the Uniform Commercial Code have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the Uniform Commercial Code in effect on the date of this Mortgage, then such term, as used herein, shall be given such broadened meaning. If the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the Uniform Commercial Code in effect on the date of this Mortgage, such amendment or holding shall be disregarded in defining terms used in this Mortgage.

         9. As additional security for the payment and performance of the Indebtedness, Mortgagor grants a security interest to Mortgagee in all deposit or other accounts with Mortgagee and Mortgagor assigns to Mortgagee all its right, title and interest in all written and oral leases and occupancy agreements, now or later existing, covering the Premises (but without an assumption by Mortgagee of liabilities of Mortgagor under any of these leases or occupancy agreements by virtue of this assignment), and Mortgagor assigns to Mortgagee the rents, issues and profits of the Premises. If an Event of Default occurs under this Mortgage, Mortgagee may receive and collect the rents, issues and profits personally or through a receiver so long as the Event of Default exists and during the pendency of any foreclosure proceedings and during any redemption period. Mortgagor agrees to consent to the appointment of a receiver if this is believed necessary or desirable by Mortgagee to enforce its rights under this Mortgage. Mortgagee shall at no time have any obligation to attempt to collect rent or other amounts from any tenant or occupier of the Premises. Mortgagee shall at no time have any obligation to enforce any other obligations owed by tenants or occupiers of the Premises to Mortgagor. No action taken by Mortgagee under this Mortgage shall make Mortgagee a "mortgagee in possession." Mortgagor shall at no time collect advance rent under any lease or occupancy agreement pertaining to the Premises in excess of one month (other than as a security deposit) and Mortgagee shall not be bound in any respect by any rent prepayment in violation of this prohibition. The assignment of licenses and permits under this Mortgage shall not be construed as a consent by Mortgagee to any license or permit so assigned, or to impose upon Mortgagee any obligations with respect to them. Mortgagor shall not cancel or amend any of the licenses and permits assigned (nor permit any of them to terminate if they are necessary or desirable for the operation of the Premises) without first obtaining the written approval of Mortgagee. This paragraph shall not be applicable to any license or permit that terminates if it is assigned without the consent of another party (other than Mortgagor), unless this consent has been obtained nor shall this paragraph be construed as a present assignment of any license or permit that Mortgagor is required by law to hold. Mortgagor shall comply with and perform as required all obligations and restrictions imposed upon Mortgagor or the Premises under applicable deed restrictions, restrictive covenants, easements, leases, land contracts, condominium or planned unit development documents, or other agreements affecting the Premises, but this is not a consent by Mortgagee to take subject to any of these agreements unless specifically set forth on attached Schedule A, if any, and Mortgagee does not assume any obligations under these agreements. Mortgagor shall promptly provide Mortgagee with certificates of occupancy, licenses, rent rolls, income and expense statements and other documents and information pertaining to the Premises and its operations as Mortgagee, from time to time, may request.

         10. Subject to the provisions of the following paragraph of this
Section 10, (a) Mortgagor represents and covenants that Mortgagor has not used Hazardous Materials (as later defined) on or affecting the Premises in any manner which violates Environmental Laws (as later defined), that there is no condition concerning the Premises which could require remediation pursuant to Environmental Laws, and that, to the best of Mortgagor's knowledge, no prior owner of the Premises or any current or prior occupant has used Hazardous Materials on or affecting the Premises in any manner which violates Environmental Laws. Mortgagor covenants and agrees that neither it nor any occupant shall use, introduce or maintain Hazardous Materials on the Premises unless done in strict compliance with all Environmental Laws; (b) Mortgagor shall conduct and complete all investigations, environmental audits, studies, sampling and testing, and all remedial, removal and other actions necessary to clean up and remove all Hazardous Materials on or affecting the Premises, whether caused by Mortgagor or a third party, in accordance with all Environmental Laws to the satisfaction of Mortgagee, and in accordance with the orders and directives of all federal, state and local governmental authorities, and Mortgagor shall notify Mortgagee in writing prior to taking, and continually after that of the status of, all such actions. Mortgagor shall, promptly upon Mortgagee's request, provide Mortgagee with copies of the results of all such actions and all related documents and information. Any remedial, removal or other action by Mortgagor shall not be deemed a cure or waiver of any breach of this paragraph 10 due to the presence or use of Hazardous Materials on or affecting the Premises. Additionally, Mortgagor shall defend, indemnify and hold harmless Mortgagee, its employees, agents, shareholders, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limit, attorney fees) of whatever kind arising out of or related to (i) the presence, disposal, release or threatened release of any Hazardous Materials on, from or affecting the Premises or the soil, water, air, vegetation, buildings, personal property, persons or animals on the Premises, (ii) any personal injury (including, without limit, wrongful death) or property damage (real or personal) arising out of or related to these Hazardous Materials, (iii) any lawsuit brought or threatened, settlement reached or government order related to these Hazardous Materials,
(iv) the cost of removal of Hazardous Materials from any portion of the Premises, (v) taking necessary precautions to protect against the release of Hazardous Materials on or affecting the Premises, (vi) complying with all Environmental Laws and/or (vii) any violation of Environmental Laws or requirements of Mortgagee, which are in any way related to Hazardous Materials including, without limit, attorneys and consultants' fees (the attorneys and consultants to be selected by Mortgagee), investigation and laboratory fees and environmental studies required by Mortgagee (whether prior to foreclosure, or otherwise). Upon the request of Mortgagee, Mortgagor and any guarantor shall execute a separate indemnity consistent with this paragraph; (c) Mortgagor has never received any notice ("Environmental Complaint") of any potential violation of Environmental Laws with respect to Mortgagor or the Premises (and, within five (5) days of receipt of any Environmental Complaint, Mortgagor shall give Mortgagee a copy of it), and to the best of Mortgagor's knowledge, there have been no actions commenced or threatened by any party with respect to Mortgagor or the Premises for noncompliance with any Environmental Laws; (d) In the event this Mortgage is foreclosed or Mortgagor tenders a deed in lieu of foreclosure, Mortgagor shall deliver the Premises to Mortgagee, purchaser or grantee, as the case may be, free of Hazardous Materials so that the condition of the Premises shall not be a violation of any Environmental Laws; (e) Upon ten (10) days notice to Mortgagor (except in an emergency or where not practical under applicable law, in which case notice is waived), and without limitation of Mortgagee's other rights under this Mortgage or elsewhere, Mortgagee has the right, but not the obligation, to enter on the Premises and to take those actions as it deems appropriate to investigate or test for, clean up, remove, resolve, minimize the impact of or advise governmental agencies of the possible existence of any Hazardous Materials upon Mortgagee's receipt of any notice from any source asserting the existence of any Hazardous Materials or an Environmental Complaint pertaining to the Premises which, if true, could result in an order, suit or other action against Mortgagor or any part of the Premises which, in the sole opinion of Mortgagee, could jeopardize its security under this Mortgage. Any such actions conducted by Mortgagee shall be solely for the benefit of and to protect the interests of Mortgagee and shall not be relied upon Mortgagor or any third party for any purpose. By conducting any such actions, Mortgagee does not assume control over the environmental affairs or operations of Mortgagor nor assume any liability of Mortgagor or any third party; (f) The provisions of this paragraph 10 shall be in addition to all other obligations and liabilities Mortgagor may have to Mortgagee at common law or pursuant to any other agreement, and shall survive (i) the repayment of the Indebtedness, (ii) the satisfaction of all other obligations of Mortgagor under this Mortgage and under the other loan documents, (iii) the discharge of this Mortgage, and (iv) the foreclosure of this Mortgage or acceptance of a deed in lieu of foreclosure; and (g) For purposes of this Mortgage, (i) "Hazardous Materials" means each and all of the following: hazardous materials and/or substances as defined in any Environmental Law, asbestos, petroleum, petroleum by-products, natural gas, flammable explosives, radioactive materials, and toxic materials, and (ii) "Environmental Laws" mean any and all federal, state, local or other laws (whether under common law, by legislative action or otherwise), rules, policies, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment.

                  It is understood and agreed that while the Credit Agreement (hereinafter defined) is in effect (and not at any other time), the provisions of sub-sections (a) through (c) above shall not apply, and the provisions of the Credit Agreement shall apply.

         11. Upon the occurrence of any Event of Default, as defined in the Credit Agreement dated as of the date hereof between Mortgagor and Mortgagee, as amended from time to time ("Credit Agreement"), Mortgagor shall be in default under this Mortgage.

         12. Acceleration of the Indebtedness as provided in this Mortgage shall trigger any applicable prepayment premium or formula. Without limiting when a prepayment premium may be due, it is agreed that, at any time after acceleration, a tender of payment of the amount necessary to satisfy the entire Indebtedness by or on behalf of Mortgagor or otherwise, must include any applicable prepayment premium or formula.

         13. Immediately upon the occurrence of any Event of Default, Mortgagee shall have the option to do any or all of the following: (a) Declare the entire unpaid amount of the Indebtedness, including, without limit, accrued and unpaid interest on it and any applicable prepayment premium or formula, and all other charges payable by Mortgagor to Mortgagee, to be immediately due and payable and, at Mortgagee's option, (i) to bring suit for the same, or (ii) to take all steps and institute all other proceedings that Mortgagee deems necessary to enforce payment of the Indebtedness and performance under this Mortgage and to protect the lien of this Mortgage; (b) Commence foreclosure proceedings against the Premises through judicial proceedings or by advertisement, at the option of Mortgagee. The commencement by Mortgagee of foreclosure proceedings shall be deemed an exercise by Mortgagee of its option to accelerate the Indebtedness, unless such proceedings on their face specifically indicate otherwise. Mortgagor grants power to Mortgagee to sell the Premises or to cause the same to be sold at public sale, and to convey the same to the purchaser, in a single parcel or in several parcels at the option of Mortgagee; (c) Procure new or cause to be updated abstracts, tax histories, title insurance, or title reports; (d) Obtain a receiver to manage the Premises and collect the rents, profits and income from it; (e) Contest the amount or validity of any taxes applicable to the Premises by appropriate proceedings either in Mortgagee's name, Mortgagor's name or jointly with Mortgagor. Mortgagor shall execute and deliver to Mortgagee, upon demand, whatever documents and information Mortgagee determines may be necessary or proper to so contest the taxes or to secure payment of any resulting refund. Mortgagor shall reimburse Mortgagee for all costs and expenses, including, without limit, attorney fees, incurred in connection with each tax contest proceeding. All refunds resulting from each tax contest proceeding shall belong to Mortgagee to be applied against the Indebtedness with the surplus, if any, to be paid to Mortgagor. Mortgagee and any of its employees is each irrevocably appointed attorney-in-fact for Mortgagor and is authorized to execute and deliver in the name of Mortgagor those documents deemed necessary or proper by Mortgagee to carry out any tax contest proceeding or receive any resulting refunds; and/or (f) In the event of any sale of the Premises by foreclosure, through judicial proceedings, by advertisement or otherwise, apply the proceeds of any such sale in the following order or such other order as Mortgagee may elect: to (i) all expenses incurred for the collection of the Indebtedness and the foreclosure of this Mortgage including, without limit, attorney fees; (ii) all sums expended or incurred by Mortgagee directly or indirectly in carrying out terms, covenants and agreements of or under this Mortgage or any related document, together with interest as provided in this Mortgage; (iii) all accrued and unpaid interest and late payment charges upon the Indebtedness; (iv) any applicable prepayment premium or formula; (v) the unpaid principal amount of the Indebtedness; and (vi) the surplus, if any, paid to Mortgagor unless a court of competent jurisdiction decrees otherwise.

         Mortgagor hereby grants to Mortgagee a power of sale, and accordingly, Mortgagee shall have all the rights and powers granted by Vermont law to the holder of a mortgage containing a power of sale, including the right, to the extent permitted by Vermont law, to foreclose Mortgagor's equity of redemption upon an event of default under this Mortgage, by exercising the power of sale, without first commencing a foreclosure action or obtaining a foreclosure decree, and to give such notices and to do all other acts, including the giving of a foreclosure deed upon completion of the foreclosure sale, as are permitted or required by 12 V.S.A. ss.ss.4531a-4553a to foreclose a mortgage without judicial action. If it shall be necessary to initiate any legal action to determine the person or persons legally entitled to any excess proceeds of the sale, then the Mortgagee's cost of said action shall be deducted from the said excess and reimbursed to Mortgagee before its ultimate disbursal.

         Notwithstanding any stated remedies herein, Mortgagee may exercise all rights and remedies available to it at law or in equity.

         14. No single or partial exercise, or delay in the exercise, of any right or power under this Mortgage, shall preclude other or further exercise of the rights and powers under this Mortgage. The unenforceability of any provision of this Mortgage shall not affect the enforceability of the remainder. This Mortgage constitutes the entire agreement of Mortgagor and Mortgagee with respect to the subject matter of this Mortgage. No amendment of this Mortgage shall be effective unless the same shall be in writing and signed by Mortgagor and an authorized officer of Mortgagee. If there is more than one Mortgagor, all undertakings, warranties and covenants made by Mortgagor and all rights and powers given to Mortgagee are made or given jointly and severally. This Mortgage shall be binding on Mortgagor and Mortgagee and on Mortgagor's and Mortgagee's heirs, legal representatives, successors and assigns including, without limit, any debtor in possession or trustee in bankruptcy for Mortgagor. This shall not be deemed a consent by Mortgagee to a conveyance by Mortgagor of all or part of the Premises or of any ownership interest in Mortgagor. Mortgagee may sell, assign or grant participations in any of the Indebtedness and any related obligations, including, without limit, this Mortgage. Mortgagee may provide information relating to this Mortgage or relating to Mortgagor to Mortgagee's parent, affiliates, subsidiaries, service providers, assignees and participants. In the event of foreclosure of this Mortgage or the enforcement by Mortgagee of any other remedies under this Mortgage, Mortgagor waives any right otherwise available in respect to marshalling of assets which secure the Indebtedness or to require Mortgagee to pursue its remedies against any other assets or any other party. Upon full and final payment of the Indebtedness and performance by Mortgagor of all its other obligations under this Mortgage, except as otherwise provided in paragraphs 10(f) and 20, the parties shall automatically each fully and finally release and discharge the other from any claim, liability or obligation in connection with this Mortgage and the Indebtedness. The creation, perfection and enforcement of the lien of this Mortgage shall be governed by the laws of the State of Vermont without reference to the principles of conflicts of laws. Subject to the foregoing, in all other respects, this Mortgage shall be governed by the substantive laws of the State of Michigan without reference to the principles of conflicts of laws.

         15. Promptly upon the request of Mortgagee, Mortgagor shall execute, acknowledge and deliver all further documents, and do all further acts as Mortgagee may reasonably require in its sole discretion to confirm and protect the lien of this Mortgage or otherwise to accomplish the purposes of this Mortgage.

         16. Nothing in this Mortgage shall be construed to preclude Mortgagee from pursuing any available remedy provided by law for the collection of the Indebtedness or enforcement of its rights upon an Event of Default. Nothing in this Mortgage shall reduce or release any rights or security interests of Mortgagee contained in any existing agreement between Borrower, Mortgagor, or any guarantor and Mortgagee. No waiver of default or consent to any act by Mortgagor shall be effective unless in writing and signed by an authorized officer of Mortgagee. No waiver of any default or forbearance on the part of Mortgagee in enforcing any of its rights under this Mortgage shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

         17. At the sole option of Mortgagee, this Mortgage shall become subordinate, in whole or in part (but not with respect to priority as to insurance proceeds or any eminent domain award) to any or all leases and/or occupancy agreements of the Premises upon the execution by Mortgagee, and recording in the appropriate official land records where the premises are located, of a unilateral declaration to that effect.

         18. All notices and demands required or permitted to be given to Mortgagor shall be deemed given when delivered to Mortgagor or when placed in an envelope addressed to Mortgagor at the address above, or at such other address as Mortgagee may have on its records, and deposited, with postage, in a depository under the custody of the United States Postal Service or delivered to an overnight delivery courier. The mailing may be certified, first class or overnight delivery mail.

         19. To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Mortgage shall modify the terms and conditions of that Indebtedness nor prevent Mortgagee from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

         20. Notwithstanding any prior revocation, termination or discharge of this Mortgage, (except as to the rights of subsequent intervening bona fide purchasers or lienholders) the effectiveness of this Mortgage shall automatically continue or be reinstated in the event that (a) any payment received or credit given by Mortgagee in respect of the Indebtedness is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise under any applicable law, in which case this Mortgage shall be enforceable as if the returned, disgorged or rescinded payment or credit had not been received or given, whether or not Mortgagee relied upon this payment or credit or changed its position as a consequence of it; or (b) any liability is sought to be imposed against Mortgagee relating to any matter as to which Mortgagor agreed to indemnify Mortgagee under this Mortgage, including, without limit, as to the presence of Hazardous Materials on, in or about the Premises, whether this matter is known or unknown, now or later exists (excluding only matters which arise after any acquisition by Mortgagee of the Premises, by foreclosure, deed in lieu of foreclosure or otherwise, to the extent due to the wrongful act or omission of Mortgagee), in which case this Mortgage shall be enforceable to the extent of all liability, costs and expenses (including, without limit, attorney fees) incurred by Mortgagee as the direct or indirect result thereof. In the event of continuation or reinstatement of this Mortgage, Mortgagor agrees upon demand by Mortgagee to execute and deliver to Mortgagee those documents which Mortgagee determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Mortgagor to do so shall not affect in any way the reinstatement or continuation. If Mortgagor does not execute and deliver to Mortgagee upon demand such documents, Mortgagee and each employee is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of Mortgagor (with full power of substitution) to execute and deliver such documents in the name and on behalf of Mortgagor.

         21. MORTGAGOR AND MORTGAGEE ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY MAY BE A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS MORTGAGE OR THE INDEBTEDNESS.

         22. Notwithstanding any provision in this Mortgage to the contrary, in the event any insurance proceeds become available as a result of any hazard insurance loss, such proceeds shall be held by Mortgagee, or escrow agent satisfactory to Mortgagee, without application to the Indebtedness and used to reimburse Mortgagor for the repair and restoration of the Premises to the condition existing immediately prior to the loss, or such other condition as Mortgagee may approve in writing, subject to the following terms and conditions:

         25.2 There shall be no Event of Default under this Mortgage;

         25.3 Mortgagee shall be satisfied that the Premises can be restored to an architectural and economic unit of substantially the same character and value as existed prior to the casualty, and shall have approved in writing plans and specifications of an architect satisfactory to Mortgagee and contractor's cost estimates by contractors satisfactory to Mortgagee;

         25.4 Such proceeds shall have been deemed sufficient by Mortgagee to pay all costs of, and expenses incidental to, such repair or restoration and, if such proceeds shall be deemed insufficient to pay same, Mortgagor shall have deposited with Mortgagee or such escrow agent such additional sums as Mortgagee deems necessary, in its reasonable judgment, when combined with such proceeds, to pay such costs and expenses;

         25.5 The repair or restoration can be completed before the maturity of the Indebtedness;

         25.6 Mortgagee shall be entitled to deduct from each such advance all costs reasonably incurred by Mortgagee in connection therewith;

         25.7 The improvements on the Premises shall not have been damaged to the extent of 75% or more of the value of such improvements;

         25.8 Mortgagee shall be satisfied that the leases of the Premises are not subject to termination because of the hazard loss;

         25.9 Mortgagor shall not be entitled to interest on any proceeds held by Mortgagee;

         25.10 Mortgagee shall not be deemed a fiduciary, and shall have no obligation to restore or repair the Premises;

         25.11 At Mortgagee's option, disbursement of proceeds shall be subject to Mortgagee's usual construction loan requirements.

         If these conditions cannot be satisfied, in Mortgagee's sole discretion, then Mortgagee may at its option apply the insurance proceeds to the Indebtedness, and Mortgagor shall be liable for any prepayment or fee resulting therefrom.

         IN WITNESS WHEREOF, Mortgagor has signed and delivered this Mortgage the day and year first written above.



WITNESS:                                            MORTGAGOR

                                                    NECI ACQUISITION, INC.
---------------------------



                                           By:
                                              ----------------------------------
                                                    SIGNATURE OF

                                           Its:
                                               ---------------------------------
                                                    TITLE (IF APPLICABLE)
STATE OF ________________

COUNTY OF________________


On the ____ day of September, 2004, personally appeared __________, the ___________ and duly authorized agent of NECI Acquisition, Inc., a Florida corporation, who acknowledged the signing of this document was his/her free act and deed and the free act and deed of the corporation.


                         Notary Public, ________________________ County, _______
                         My Commission Expires:
                                               -------------------------------

--------------------------------------------------------------- ----------------
DRAFTED BY AND RETURN TO:

Stephen I. Greenhalgh
Bodman LLP
201 West Big Beaver Road, Suite 500
Troy, Michigan 48084
(248) 743-6000
--------------------------------------------------------------- ----------------

                                   EXHIBIT "F"

                           FORM OF SECURITY AGREEMENT


[COMERICA LOGO]          SECURITY AGREEMENT
                         (All Assets)

--------------------------------------------------------------------------------

         As of September __, 2004, for value received, the undersigned ("Debtor") grants to Comerica Bank, a Michigan banking corporation ("Bank"), whose address is 39200 Six Mile Road, Livonia, Michigan 48152, Attention:
Commercial Loan Documentation, Mail Code 7578, a continuing security interest and lien (any pledge, assignment, security interest or other lien arising hereunder is sometimes referred to herein as a "security interest") in the Collateral (as defined below) to secure payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness ("Indebtedness") to the Bank of N//A ("Borrower") and/or Debtor. Indebtedness includes without limit any and all obligations or liabilities of the Borrower and/or Debtor to the Bank, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, known or unknown; any and all obligations or liabilities for which the Borrower and/or Debtor would otherwise be liable to the Bank were it not for the invalidity or unenforceability of them by reason of any bankruptcy, insolvency or other law, or for any other reason; any and all amendments, modifications, renewals and/or extensions of any of the above; all costs incurred by Bank in establishing, determining, continuing, or defending the validity or priority of its security interest, or in pursuing its rights and remedies under this Agreement or under any other agreement between Bank and Borrower and/or Debtor or in connection with any proceeding involving Bank as a result of any financial accommodation to Borrower and/or Debtor; and all other costs of collecting Indebtedness, including without limit attorney fees. Debtor agrees to pay Bank all such costs incurred by the Bank, immediately upon demand, and until paid all costs shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Agreement to attorney fees shall be deemed a reference to reasonable fees, costs, and expenses of both in-house and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorney fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. Debtor further covenants, agrees and represents as follows:

         26. Collateral SHALL MEAN ALL OF THE FOLLOWING PROPERTY DEBTOR NOW OR LATER OWNS OR HAS AN INTEREST IN, WHEREVER LOCATED:

         26.1 all Accounts Receivable (for purposes of this Agreement, "Accounts Receivable" consists of all accounts; general intangibles; chattel paper (including without limit electronic chattel paper and tangible chattel paper); contract rights; deposit accounts; documents; instruments; rights to payment evidenced by chattel paper, documents or instruments; health care insurance receivables; commercial tort claims; letters of credit; letter of credit rights; supporting obligations; and rights to payment for money or funds advanced or sold),

         26.2 all Inventory,

         26.3 all Equipment and Fixtures,

         26.4 all Software (for purposes of this Agreement, "Software" consists of all (i) computer programs and supporting information provided in connection with a transaction relating to the program, and (ii) computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program whether or not the program is associated with the goods in such a manner that it customarily is considered part of the goods, and whether or not, by becoming the owner of the goods, a person acquires a right to use the program in connection with the goods, and whether or not the program is embedded in goods that consist solely of the medium in which the program is embedded),

         26.5 specific items listed on attached Schedule A, if any, is/are also included in Collateral.

         26.6 all goods, instruments, documents, policies and certificates of insurance, deposits, money, investment property or other property (except real property which is not a fixture) which are now or later in possession or control of Bank, or as to which Bank now or later controls possession by documents or otherwise, and

         26.7 all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

                           In the definition of Collateral, a reference to a
                  type of collateral shall not be limited by a separate reference to a more specific or narrower type of that collateral.

         27. Warranties, Covenants and Agreements. DEBTOR WARRANTS, COVENANTS AND AGREES AS FOLLOWS:

         (a) Debtor shall furnish to Bank, in form and at intervals as Bank may request, any information Bank may reasonably request and allow Bank to examine, inspect, and copy any of Debtor's books and records. Debtor shall, at the request of Bank, mark its records and the Collateral to clearly indicate the security interest of Bank under this Agreement.

         (b) At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Bank, Debtor shall be deemed to have warranted that (a) Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Bank; (b) none of the Collateral is subject to any security interest other than that in favor of Bank; (c) there are no financing statements on file, other than in favor of Bank; (d) no person, other than Bank, has possession or control (as defined in the Uniform Commercial Code) of any Collateral of such nature that perfection of a security interest may be accomplished by control; and (e) Debtor acquired its rights in the Collateral in the ordinary course of its business.

         (c) Debtor will keep the Collateral free at all times from all claims, liens, security interests and encumbrances other than those in favor of Bank. Debtor will not, without the prior written consent of Bank, sell, transfer or lease, or permit to be sold, transferred or leased, any or all of the Collateral, except for Inventory in the ordinary course of its business and will not return any Inventory to its supplier. Bank or its representatives may at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located.

         (d) Debtor will do all acts and will execute or cause to be executed all writings requested by Bank to establish, maintain and continue an exclusive, perfected and first security interest of Bank in the Collateral. Debtor agrees that Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Bank may have a lien or security interest for payment of the Indebtedness.

         (e) Debtor will pay within the time that they can be paid without interest or penalty all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any Collateral, except to the extent contested in good faith and bonded in a manner satisfactory to Bank. If Debtor fails to pay any of these taxes, assessments, or other charges in the time provided above, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

         (f) Debtor will keep the Collateral in good condition and will protect it from loss, damage, or deterioration from any cause. Debtor has and will maintain at all times (a) with respect to the Collateral, insurance under an "all risk" policy against fire and other risks customarily insured against, and (b) public liability insurance and other insurance as may be required by law or reasonably required by Bank, all of which insurance shall be in amount, form and content, and written by companies as may be satisfactory to Bank, containing a lender's loss payable endorsement acceptable to Bank. Debtor will deliver to Bank immediately upon demand evidence satisfactory to Bank that the required insurance has been procured. If Debtor fails to maintain satisfactory insurance, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

         (g) On each occasion on which Debtor evidences to Bank the account balances on and the nature and extent of the Accounts Receivable, Debtor shall be deemed to have warranted that except as otherwise indicated (a) each of those Accounts Receivable is valid and enforceable without performance by Debtor of any act; (b) each of those account balances are in fact owing, (c) there are no setoffs, recoupments, credits, contra accounts, counterclaims or defenses against any of those Accounts Receivable, (d) as to any Accounts Receivable represented by a note, trade acceptance, draft or other instrument or by any chattel paper or document, the same have been endorsed and/or delivered by Debtor to Bank, (e) Debtor has not received with respect to any Account Receivable, any notice of the death of the related account debtor, nor of the dissolution, liquidation, termination of existence, insolvency, business failure, appointment of a receiver for, assignment for the benefit of creditors by, or filing of a petition in bankruptcy by or against, the account debtor, and
                  (f) as to each Account Receivable, except as may be expressly permitted by Bank to the contrary in another document, the account debtor is not an affiliate of Debtor, the United States of America or any department, agency or instrumentality of it, or a citizen or resident of any jurisdiction outside of the United States. Debtor will do all acts and will execute all writings requested by Bank to perform, enforce performance of, and collect all Accounts Receivable. Debtor shall neither make nor permit any modification, compromise or substitution for any Account Receivable without the prior written consent of Bank. Debtor shall, at Bank's request, arrange for verification of Accounts Receivable directly with account debtors or by other methods acceptable to Bank.

         (h) Debtor at all times shall be in strict compliance with all applicable laws, including without limit any laws, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment ("Environmental Laws").

         (i) If Bank, acting in its sole discretion, redelivers Collateral to Debtor or Debtor's designee for the purpose of (a) the ultimate sale or exchange thereof; or (b) presentation, collection, renewal, or registration of transfer thereof; or

                  (c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with it preliminary to sale or exchange; such redelivery shall be in trust for the benefit of Bank and shall not constitute a release of Bank's security interest in it or in the proceeds or products of it unless Bank specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Bank. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Bank and immediately delivered to Bank for application on the Indebtedness. Bank may (in its sole discretion) deliver any or all of the Collateral to Debtor, and such delivery by Bank shall discharge Bank from all liability or responsibility for such Collateral. Bank, at its option, may require delivery of any Collateral to Bank at any time with such endorsements or assignments of the Collateral as Bank may request.

         (j) At any time and without notice following the occurrence of an Event of Default, Bank may (a) cause any or all of the Collateral to be transferred to its name or to the name of its nominees; and (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole discretion of Bank; (c) At any time and without notice Bank may enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting the Collateral, and deposit or surrender control of the Collateral, and accept other property in exchange for the Collateral and hold or apply the property or money so received pursuant to this Agreement; and
                  (d) take such actions in its own name or in Debtor's name as Bank, in its sole but reasonable discretion, deems necessary or appropriate to establish exclusive control (as defined in the Uniform Commercial Code) over any Collateral of such nature that perfection of Bank's security interest may be accomplished by control.

         (k) Bank may assign any of the Indebtedness and deliver any or all of the Collateral to its assignee, who then shall have with respect to Collateral so delivered all the rights and powers of Bank under this Agreement, and after that Bank shall be fully discharged from all liability and responsibility with respect to Collateral so delivered.

         (l)      Reserved.

         (m) Debtor shall defend, indemnify and hold harmless Bank, its employees, agents, shareholders, affiliates, officers, and directors from and against any and all claims, damages, fines, expenses, liabilities or causes of action of whatever kind, including without limit consultant fees, legal expenses, and attorney fees, suffered by any of them as a direct or indirect result of any actual or asserted violation of any law, including, without limit, Environmental Laws, or of any remediation relating to any property required by any law, including without limit Environmental Laws.

28.               Collection of Proceeds.

         (a) Debtor agrees to collect and enforce payment of all Collateral until Bank shall direct Debtor to the contrary. Immediately upon notice to Debtor by Bank and at all times after that, Debtor agrees to fully and promptly cooperate and assist Bank in the collection and enforcement of all Collateral and to hold in trust for Bank all payments received in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which Debtor now or later has regarding Collateral. Immediately upon and after such notice, Debtor agrees to (a) endorse to Bank and immediately deliver to Bank all payments received on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of Debtor in the Collateral, in the form received by Debtor without commingling with any other funds, and (b) immediately deliver to Bank all property in Debtor's possession or later coming into Debtor's possession through enforcement of Debtor's rights or interests in the Collateral. Debtor irrevocably authorizes Bank or any Bank employee or agent to endorse the name of Debtor upon any checks or other items which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these items to money. Bank shall have no duty as to the collection or protection of Collateral or the proceeds of it, nor as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Bank. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to the Collateral. Nothing in this Section 3.1 shall be deemed a consent by Bank to any sale, lease or other disposition of any Collateral.

         (b) Debtor agrees that immediately upon Bank's request (whether or not any Event of Default exists) the Indebtedness shall be on a "remittance basis" as follows: Debtor shall at its sole expense establish and maintain (and Bank, at Bank's option may establish and maintain at Debtor's expense): (a) an United States Post Office lock box (the "Lock Box"), to which Bank shall have exclusive access and control. Debtor expressly authorizes Bank, from time to time, to remove contents from the Lock Box, for disposition in accordance with this Agreement. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor (other than payments by electronic funds transfer) shall be remitted, for the credit of Debtor, to the Lock Box, and Debtor shall include a like statement on all invoices; and
                  (b) a non-interest bearing deposit account with Bank which shall be titled as designated by Bank (the "Cash Collateral Account") to which Bank shall have exclusive access and control. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor by electronic funds transfer shall be remitted to the Cash Collateral Account, and Debtor, at Bank's request, shall include a like statement on all invoices. Debtor shall execute all documents and authorizations as required by Bank to establish and maintain the Lock Box and the Cash Collateral Account.

         (c) All items or amounts which are remitted to the Lock Box, to the Cash Collateral Account, or otherwise delivered by or for the benefit of Debtor to Bank on account of partial or full payment of, or with respect to, any Collateral shall, at Bank's option, (a) be applied to the payment of the Indebtedness, whether then due or not, in such order or at such time of application as Bank may determine in its sole discretion, or, (b) be deposited to the Cash Collateral Account. Debtor agrees that Bank shall not be liable for any loss or damage which Debtor may suffer as a result of Bank's processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this Agreement. Debtor agrees to indemnify and hold Bank harmless from and against all such third party claims, demands or actions, and all related expenses or liabilities, including, without limitation, attorney fees, unless caused by the willful misconduct or gross negligence of the Bank.

         29.      Defaults, Enforcement and Application of Proceeds.

        (a) Upon the occurrence of any Event of Default, as defined in the Credit Agreement dated as of the date hereof between Bank and Debtor, as amended from time to time, Debtor shall be in default under this Agreement.

        (b) Upon the occurrence of any Event of Default, Bank may at its discretion and without prior notice to Debtor declare any or all of the Indebtedness to be immediately due and payable, and shall have and may exercise any one or more of the following rights and remedies:

                  (i) Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

                  (ii) Institute legal proceedings to foreclose upon the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it;

                  (iii) Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral; and/or

                  (iv) Personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where Collateral may then be located, and take possession of all or any of it and/or render it unusable; and without being responsible for loss or damage to such Collateral, hold, operate, sell, lease, or dispose of all or any Collateral at one or more public or private sales, leasings or other disposition, at places and times and on terms and conditions as Bank may deem fit, without any previous demand or advertisement; and except as provided in this Agreement, all notice of sale, lease or other disposition, and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Bank to sell, lease, or otherwise dispose of the Collateral or as to the application by Bank of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted.

                                    At any sale pursuant to this Section 4.2,
                           whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Bank or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold. The recitals contained in any conveyances and receipts made and given by Bank or the public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the Indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any Collateral, the receipt of the officer making the sale under judicial proceedings or of Bank shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral. At any sale or other disposition of Collateral pursuant to this
                           Section 4.2, Bank disclaims all warranties which would otherwise be given under the Uniform Commercial Code, including without limit a disclaimer of any warranty relating to title, possession, quiet enjoyment or the like, and Bank may communicate these disclaimers to a purchaser at such disposition. This disclaimer of warranties will not render the sale commercially unreasonable.

         (c) Debtor shall at the request of Bank, notify the account debtors or obligors of Bank's security interest in the Collateral and direct payment of it to Bank. Bank may, itself, upon the occurrence of any Event of Default so notify and direct any account debtor or obligor. At the request of Bank, whether or not an Event of Default shall have occurred, Debtor shall immediately take such actions as Bank shall request to establish exclusive control (as defined in the Uniform Commercial Code) by Bank over any Collateral which is of such a nature that perfection of a security interest may be accomplished by control.

         (d) The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Bank first upon all expenses authorized by the Uniform Commercial Code and all reasonable attorney fees and legal expenses incurred by Bank; the balance of the proceeds of the sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal, then to remaining Indebtedness and the surplus, if any, shall be paid over to Debtor or to such other person(s) as may be entitled to it under applicable law. Debtor shall remain liable for any deficiency, which it shall pay to Bank immediately upon demand. Debtor agrees that Bank shall be under no obligation to accept any noncash proceeds in connection with any sale or disposition of Collateral unless failure to do so would be commercially unreasonable. If Bank agrees in its sole discretion to accept noncash proceeds (unless the failure to do so would be commercially unreasonable), Bank may ascribe any commercially reasonable value to such proceeds. Without limiting the foregoing, Bank may apply any discount factor in determining the present value of proceeds to be received in the future or may elect to apply proceeds to be received in the future only as and when such proceeds are actually received in cash by Bank.

         (e) Nothing in this Agreement is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy provided by law for the collection of the Indebtedness or for the recovery of any other sum to which Bank may be entitled for the breach of this Agreement by Debtor. Nothing in this Agreement shall reduce or release in any way any rights or security interests of Bank contained in any existing agreement between Borrower, Debtor, or any Guarantor and Bank.

         (f) No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of Bank. No waiver of any default or forbearance on the part of Bank in enforcing any of its rights under this Agreement shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

         (g) Debtor (a) irrevocably appoints Bank or any agent of Bank (which appointment is coupled with an interest) the true and lawful attorney of Debtor (with full power of substitution) in the name, place and stead of, and at the expense of, Debtor and (b) authorizes Bank or any agent of Bank, in its own name, at Debtor's expense, to do any of the following, as Bank, in its sole discretion, deems appropriate:

         1. to demand, receive, sue for, and give receipts or acquittances for any moneys due or to become due on any Collateral (including without limit to draft against Collateral) and to endorse any item representing any payment on or proceeds of the Collateral;

         2. to execute and file in the name of and on behalf of Debtor all financing statements or other filings deemed necessary or desirable by Bank to evidence, perfect, or continue the security interests granted in this Agreement; and

         3. to do and perform any act on behalf of Debtor permitted or required under this Agreement.

         (h) Upon the occurrence of an Event of Default, Debtor also agrees, upon request of Bank, to assemble the Collateral and make it available to Bank at any place designated by Bank which is reasonably convenient to Bank and Debtor.

         (i) The following shall be the basis for any finder of fact's determination of the value of any Collateral which is the subject matter of a disposition giving rise to a calculation of any surplus or deficiency under Section 9.615 (f) of the Uniform Commercial Code (as in effect on or after July 1,
                  2001): (a) the Collateral which is the subject matter of the disposition shall be valued in an "as is" condition as of the date of the disposition, without any assumption or expectation that such Collateral will be repaired or improved in any manner; (b) the valuation shall be based upon an assumption that the transferee of such Collateral desires a resale of the Collateral for cash promptly (but no later than 30 days) following the disposition; (c) all reasonable closing costs customarily borne by the seller in commercial sales transactions relating to property similar to such Collateral shall be deducted including, without limitation, brokerage commissions, tax prorations, attorneys' fees, whether inside or outside counsel is used, and marketing costs; (d) the value of the Collateral which is the subject matter of the disposition shall be further discounted to account for any estimated holding costs associated with maintaining such Collateral pending sale (to the extent not accounted for in (c) above), and other maintenance, operational and ownership expenses; and (e) any expert opinion testimony given or considered in connection with a determination of the value of such Collateral must be given by persons having at least 5 years experience in appraising property similar to the Collateral and who have conducted and prepared a complete written appraisal of such Collateral taking into consideration the factors set forth above. The "value" of any such Collateral shall be a factor in determining the amount of proceeds which would have been realized in a disposition to a transferee other than a secured party, a person related to a secured party or a secondary obligor under Section 9-615(f).

         30. Miscellaneous.

         (a) Until Bank is advised in writing by Debtor to the contrary, all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtor at the first address indicated in Section 5.15 below.

         (b) Debtor will give Bank not less than 90 days prior written notice of all contemplated changes in Debtor's name, location, chief executive office, principal place of business, and/or location of any Collateral, but the giving of this notice shall not cure any Event of Default caused by this change.

         (c) Bank assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

         (d) Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which Bank now or later has relating to Debtor, the Indebtedness or this Agreement, however obtained. Debtor further agrees that Bank may provide information relating to this Agreement or relating to Debtor to the Bank's parent, affiliates, subsidiaries, and service providers.

         (e) In addition to Bank's other rights, any indebtedness owing from Bank to Debtor can be set off and applied by Bank on any Indebtedness at any time(s) either before or after maturity or demand without notice to anyone. Any such action shall not constitute an acceptance of collateral in discharge of the Indebtedness.

         (f) Debtor, to the extent not expressly prohibited by applicable law, waives any right to require the Bank to: (a) proceed against any person or property; (b) comply with the provisions of Sections 9-611 or 9-621 of the Uniform Commercial Code; or
                  (c) pursue any other remedy in the Bank's power. Debtor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled except as provided in this Agreement or the Credit Agreement, and diligence in collecting any Indebtedness. Debtor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from Debtor now or later securing the Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists.

         (g)      Reserved.

         (h) In the event that applicable law shall obligate Bank to give prior notice to Debtor of any action to be taken under this Agreement, Debtor agrees that a written notice given to Debtor at least ten days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other disposition is to be made, unless a shorter notice period is reasonable under the circumstances. A notice shall be deemed to be given under this Agreement when delivered to Debtor or when placed in an envelope addressed to Debtor and deposited, with postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier. The mailing shall be by overnight courier, certified, or first class mail.

         (i) Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Bank in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation, bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by Bank, and whether or not Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, Debtor agrees upon demand by Bank to execute and deliver to Bank those documents which Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation.

         (j) This Agreement and all the rights and remedies of Bank under this Agreement shall inure to the benefit of Bank's successors and assigns and to any other holder who derives from Bank title to or an interest in the Indebtedness or any portion of it, and shall bind Debtor and the heirs, legal representatives, successors, and assigns of Debtor. Nothing in this Section 5.10 is deemed a consent by Bank to any assignment by Debtor.

         (k) If there is more than one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Bank are made or given jointly and severally.

         (l) Except as otherwise provided in this Agreement, all terms in this Agreement have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Uniform Commercial Code, as those meanings may be amended, revised or replaced from time to time. "Uniform Commercial Code" means Act No. 174 of the Michigan Public Acts of 1962, as amended, revised or replaced from time to time, including without limit as amended by Act No. 348 of the Michigan Public Acts of 2000. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the Uniform Commercial Code have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the Uniform Commercial Code in effect on the date of this Agreement, then such term, as used herein, shall be given such broadened meaning. If the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the Uniform Commercial Code in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement.

         (m) No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. This Agreement constitutes the entire agreement of Debtor and Bank with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtor and an authorized officer of Bank. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Michigan, without regard to conflict of laws principles.

         (n) To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this Agreement prevent Bank from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

         (o) Debtor represents and warrants that Debtor's exact name is the name set forth in this Agreement. Debtor further represents and warrants the following and agrees that Debtor is, and at all times shall be, located in the following place [mark applicable provision]:

                  [ ] Debtor is an individual, and Debtor is located (as determined pursuant to the Uniform Commercial Code) at Debtor's principal residence which is (street address, state and county or parish):
                           _________________________________________________.

                  [X] Debtor is a registered organization which is organized under the laws of one of the states comprising the United States (e.g. corporation, limited partnership, registered limited liability partnership or limited liability company), and Debtor is located (as determined pursuant to the Uniform Commercial Code) in the state under the laws of which it was organized, which is (street address, state and county or parish): [Insert address of Debtor].

                  [ ] Debtor is a domestic organization which is not a registered organization under the laws of the United States or any state thereof (e.g. general partnership, joint venture, trust, estate or association), and Debtor is located (as determined pursuant to the Uniform Commercial Code) at its sole place of business or, if it has more than one place of business, at its chief executive office, which is (street address, state and county or parish):____________________________.

                  [ ] Debtor is a registered organization organized under the laws of the United States, and Debtor is located in the state that United States law designates as its location or, if United States law authorizes the Debtor to designate the state for its location, the state designated by Debtor, or if neither of the foregoing are applicable, at the District of Columbia. Debtor is located (as determined pursuant to the Uniform Commercial Code) at (street address, state and county or parish):____________________________________________.

                  [ ] Debtor is a foreign individual or foreign organization or a branch or agency of a bank that is not organized under the laws of the United States or a state thereof. Debtor is located (as determined pursuant to the Uniform Commercial Code) at:
                           _______________________.

                                    If Collateral is located at other than the
                           address specified above, such Collateral is located and shall be maintained at the locations listed on
                           Schedule 5.15. Collateral shall be maintained only at the locations identified in this Section 5.15.

         (p) A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code and may be filed by Bank in any filing office.

         (q) This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Uniform Commercial Code, but the obligations contained in Section 2.13 of this Agreement shall survive termination.

         31. DEBTOR AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

         32. Special Provisions Applicable to this Agreement. FROM AND AFTER THE DATE OF THIS AGREEMENT (AND UNLESS AND UNTIL BANK NOTIFIES DEBTOR IN WRITING TO THE CONTRARY), ALL OF THE INDEBTEDNESS SHALL BE ON A REMITTANCE BASIS AND ALL OF THE PROVISIONS OF SECTION 3.2 SHALL BE IMMEDIATELY APPLICABLE, INCLUDING WITHOUT LIMITATION, THE REQUIREMENT TO ESTABLISH AND MAINTAIN A LOCK BOX AND CASH COLLATERAL ACCOUNT.


                                                Debtor:



                                                NECI ACQUISITION, INC.


                                                By:
                                                     ---------------------------
                                                     SIGNATURE OF


                                                Its:
                                                     ---------------------------
                                                     TITLE (If applicable)

                                  SCHEDULE 5.15

                             LOCATIONS OF COLLATERAL

                           [TO BE COMPLETED BY DEBTOR]

                                   EXHIBIT "G"

                         FORM OF SUBORDINATION AGREEMENT

[COMERICA LOGO]         SUBORDINATION AGREEMENT
                        (All Indebtedness and Liens)

--------------------------------------------------------------------------------

NECI Acquisition, Inc.("Borrower") is indebted to the undersigned ("Creditor") in the principal sum of Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000) evidenced by [ ] AN OPEN ACCOUNT [X] A PROMISSORY NOTE OTHER (DESCRIBE) _______________________ which indebtedness is [X] UNSECURED [ ] SECURED BY ______________________, and Borrower is also indebted to Comerica Bank ("Bank").

For good and valuable consideration, receipt of which is hereby acknowledged, Creditor agrees as follows:

         1. Any and all obligations and liabilities of Borrower to Creditor under the above-described promissory note (the "Subordinated Indebtedness") are subordinated in right of payment to any and all obligations and liabilities of Borrower to the Bank, including principal and interest payments, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or to become due, now existing or later arising and however evidenced, together with all other sums due thereon and all costs of collecting the same (including, without limit, reasonable attorney fees) for which Borrower is liable, in amounts up to (but not exceeding) the Senior Indebtedness Cap (the "Senior Indebtedness"). "Senior Indebtedness Cap" shall mean $10,000,000 principal plus interest thereon. It is understood and agreed that although any amounts owing by Borrower to Bank in excess of the Senior Indebtedness Cap shall not constitute "Senior Indebtedness" for purposes of this Agreement, neither the incurrence thereof by Borrower, nor the lending thereof by Bank, shall constitute a breach of this Agreement.

         2. Creditor will not ask for, demand, sue for, take or receive (by way of voluntary payment, acceleration, set-off or counterclaim, foreclosure or other realization on security, dividends in bankruptcy or otherwise), or offer to make any discharge or release of, any of the Subordinated Indebtedness, and Creditor waives any such rights with respect to the Subordinated Indebtedness nor shall Creditor exercise any rights of subrogation or other similar rights with respect to the Senior Indebtedness.

         3. Creditor will not exercise any of Creditor's rights in any collateral now or later securing the Subordinated Indebtedness. All rights of Creditor in any collateral now or later securing the Subordinated Indebtedness are subordinated to all rights of the Bank now or later existing in any of the same collateral securing the Senior Indebtedness.

         4. Creditor authorizes and empowers the Bank to demand, enforce payment by legal proceedings, receive and give acquittances for the Subordinated Indebtedness and to exercise all rights of Creditor in any security (other than a deed of trust, mortgage or security interest covering real property or a principal dwelling) now or later held for the Subordinated Indebtedness.

         5. Should any payment, distribution or security or proceeds from the foregoing be received by Creditor upon or with respect to the Subordinated Indebtedness prior to the satisfaction in full of the Senior Indebtedness, Creditor shall immediately deliver same to the Bank in the form received (except for endorsement or assignment by Creditor where required by the Bank), for application on the Senior Indebtedness (whether or not then due and in such order of maturity as Bank elects) and, until so delivered, the same shall be held in trust by Creditor as the property of the Bank.

         6. Creditor represents and warrants that, except for granting interests in the Subordinated Indebtedness for collateral purposes to its lenders, it has not made or permitted to be made and shall not make or permit any assignment, transfer, pledge, or disposition for collateral purposes or otherwise, of all or any part of the Subordinated Indebtedness or any collateral or other security for the Subordinated Indebtedness so long as this Agreement remains in effect, unless consented to by Bank, which consent shall not be unreasonably withheld (it being understood that any transferee of the Subordinated Indebtedness shall be required to assume all obligations of Creditor under this Agreement). Creditor further makes, constitutes and appoints Bank its true and lawful attorney-in-fact with full power of substitution to take any action in furtherance of this Agreement, including, but not limited to, the endorsing of instruments and the execution and delivery of all documents and agreements necessary to obtain or accomplish any protection for or collection or disposition of any part of any collateral. Such appointment shall be deemed irrevocable and coupled with an interest.

         7. This Agreement constitutes a continuing agreement of subordination, even though at times Borrower is not indebted to the Bank. The Bank may continue, in reliance on this Agreement, without notice to Creditor, to lend monies, extend credit, modify, renew or make other financial accommodations, to or for the account of Borrower until the fifth (5th) day ("effective date") following written acknowledgment by an officer of the Bank that the Bank received written notice of revocation of this Agreement from Creditor. Any such notice of revocation shall not be effective as to any Senior Indebtedness existing at the effective date of revocation or any Senior Indebtedness created after that pursuant to any commitment or agreement of the Bank or pursuant to any Borrower loan (whether advances or readvances by the Bank after the effective date of revocation are optional or obligatory) existing at the effective date of revocation or any modifications or renewals of any such Senior Indebtedness, whether in whole or in part. Possession by the Bank of any note or other evidence of indebtedness made, endorsed or guaranteed by Borrower shall be conclusive evidence (but not the only means of establishing) that Borrower is indebted to the Bank.

         8. Creditor shall indemnify the Bank against all claims, damages, costs, and expenses, including, without limit, reasonable attorneys' fees, incurred by the Bank in connection with any suit, claim or action against the Bank arising solely out of the termination of this Agreement by Creditor or any refusal by the Bank to extend additional credit to Borrower solely as a result of the revocation of this Agreement by Creditor.

         9. Creditor delivers this Agreement based solely on Creditor's independent investigation of (or decision not to investigate) the financial condition of Borrower and is not relying on any information furnished by the Bank. Creditor assumes full responsibility for obtaining any further information concerning Borrower's financial condition, the status of the Senior Indebtedness or any other matter which Creditor may deem necessary or appropriate now or later. Creditor waives any duty on the part of the Bank, and agrees that Creditor is not relying upon nor expecting the Bank to disclose to Creditor any fact now or later known by the Bank, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any guarantor of the Senior Indebtedness, the occurrence of any default with respect to the Senior Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Creditor's risk or Creditor's rights against Borrower. Creditor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes, without limit, the possibility that Borrower may incur Senior Indebtedness to the Bank after the financial condition of Borrower, or its ability to pay Borrower's debts as they mature, has deteriorated. Creditor acknowledges and agrees that the Bank's rights under this Agreement are not conditioned upon pursuit by the Bank of any remedy the Bank may have against Borrower or any other person or any other security. The absence of Borrower's signature at the end of this Agreement shall in no way impair or affect the validity of this Agreement.

         10. The Bank, in its sole discretion, without notice to Creditor, may release, exchange, enforce and otherwise deal with any security now or later held by the Bank for payment of the Senior Indebtedness or release any party now or later liable for payment of the Senior Indebtedness without affecting in any manner the Bank's rights under this Agreement. Creditor acknowledges and agrees that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Senior Indebtedness, and Creditor is not relying upon assets in which the Bank has or may have a lien or security interest for payment of the Senior Indebtedness.

         11. Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by the Bank in respect of the Senior Indebtedness is returned, disgorged, or rescinded under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Agreement, shall be enforceable against the Creditor as if the returned, disgorged, or rescinded payment or credit had not been received or given by the Bank, and whether or not the Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, the Creditor agrees upon demand by the Bank to execute and deliver to the Bank those documents which the Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the Creditor to do so shall not affect in any way the reinstatement or continuation.

         12. Creditor waives any right to require the Bank to: (a) proceed against any person or property; (b) give notice of the terms, time and place of any public or private sale of personal property security held from Borrower or any other person, or otherwise comply with the provisions of Section 9-611 or 9-621 of the Michigan or other applicable Uniform Commercial Code, as the same may be amended, revised or replaced from time to time; or (c) pursue any other remedy in the Bank's power. Creditor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Senior Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Senior

Indebtedness, and agrees that the Bank may, once or any number of times, modify the terms of any Senior Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Senior Indebtedness, or permit the Borrower to incur additional Senior Indebtedness, all without notice to Creditor and without affecting in any manner the unconditional obligations of Creditor under this Agreement.

         13. Creditor acknowledges that the Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Senior Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has or acquires relating to Creditor and this Agreement, however obtained. Creditor further agrees that the Bank may disclose such documents and information to Borrower. Creditor further agrees that the Bank may provide information relating to this Agreement or relating to Creditor to the Bank's parent, affiliates, subsidiaries and service providers.

         14. No waiver or modification of any of its rights under this Agreement shall be effective unless the waiver or modification shall be in writing and signed by an authorized officer on behalf of the Bank. Each waiver or modification shall be a waiver or modification only with respect to the specific matter to which the waiver or modification relates and shall in no way impair the rights of the Bank or the obligations of Creditor to the Bank in any other respect.

         15. This Agreement shall bind and be for the benefit of Creditor and the Bank and their respective successors and assigns, and shall be construed according to the laws of the State of Michigan, without regard to conflict of laws principles. If this Agreement is executed by two or more persons, it shall bind each of them individually as well as jointly.

         16. The term "Borrower", as used in this Agreement, includes any person, corporation, partnership or other entity which succeeds to the interests or business of Borrower named above, and the term "Senior Indebtedness" includes indebtedness of any such successor Borrower to the Bank.

         17. Creditor agrees to reimburse the Bank upon demand for any and all costs and expenses (including, without limit, court costs, reasonable legal fees, and reasonable attorney fees whether inside or outside counsel is used, whether or not suit is instituted and, if instituted, whether at the trial or appellate level, in a bankruptcy, probate or administrative proceeding, or otherwise) incurred in enforcing any of the duties and obligations of Creditor under this Agreement.

         18. Creditor waives any defense against the enforceability of this Agreement based upon or arising by reason of the application by Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by Borrower to the Bank or intended or understood by the Bank or Creditor. Creditor waives all rights to require the Bank to marshall the Collateral or any other property the Bank may at any time have as security for the Indebtedness and waives all right to require the Bank to first proceed against any guarantor or other person before proceeding against the Collateral.

         19. The relative priorities of the Bank and Creditor in the Collateral as set forth in this Agreement control irrespective of the time, method or order of attachment or perfection of the liens and security interests acquired by the parties in the Collateral and irrespective of the priorities as would otherwise be determined by reference to the Uniform Commercial Code or other applicable laws. Creditor shall not contest the validity, priority or perfection of the Bank's security interest in the Collateral (regardless of whether the Bank's security interest in the Collateral is valid or perfected). The priorities of any liens or security interests of the parties in any property of the Borrower other than the Collateral are not affected by this Agreement and shall be determined by reference to applicable law. The Bank's rights under this Agreement are in addition to, and not in substitution of, its rights under any other subordination agreement with Creditor.

         20. Special Provisions: Notwithstanding anything to the contrary in this Agreement, Creditor may ask for, demand, sue for, take or receive from Borrower, and, subject to the following proviso, may keep and retain all payments of principal and interest which may come due under the Subordinated Indebtedness; provided, however, that Creditor may not ask for, demand, sue for, take or receive from Borrower any such payments after Creditor is given written notice (the "Blockage Notice") by the Bank that a Default or Event of Default exists or has occurred under any Senior Indebtedness, which restriction shall continue until such time as either (i) Creditor receives subsequent written notice from the Bank stating that the Default has been cured and/or the loan(s) has (have) been paid, or (ii) if such Default or Event of Default is not in respect of payments required to be made under the Senior Indebtedness (a "Non-Payment Default"), the passage of 120 days from the date on which the Creditor received the Blockage Notice. The Bank agrees that it will not give more than two (2) Blockage Notices for Non-Payment Defaults in any 365-day period. During any period in which Bank is collecting or attempting to collect Senior Indebtedness through legal action or realization of collateral, Creditor shall not be prevented hereby from taking any enforcement action in respect of the Subordinated Indebtedness, providing that any payments received as a result thereof shall be subject to the provisions of this Agreement.

         21. Nothing contained in the subordination provisions of this Agreement is intended to or shall impair, as between Borrower, its creditors other than the Bank and the Creditor, the obligation of Borrower, which is absolute and unconditional, to pay to the Creditor when due the principal of and the interest on the above-described promissory note, or is intended to or shall affect the relative rights of the Creditor and the creditors of Borrower other than the Bank.

         22. Subject to the indefeasible payment in full in cash of all Senior Indebtedness, Creditor shall be subrogated to the extent of any distributions made by Creditor to Bank, or otherwise applied to payment of such Senior Indebtedness solely by reason of the provisions of this Agreement, to any rights of the Bank to receive payments and distribution of cash, securities and other property applicable to the Senior Indebtedness, if any, until the Subordinated Indebtedness shall have been paid in full.

-------------------------------------

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY

AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT.

IN WITNESS WHEREOF, Creditor has caused this Agreement to be executed as of September __, 2004.

JACO ELECTRONICS, INC.                     CREDITOR'S ADDRESS
----------------------------------
[CREDITOR]

BY:
   -------------------------------         -------------------------------------
         SIGNATURE OF                      STREET ADDRESS

ITS:
    ------------------------------         -------------------------------------
         TITLE (IF APPLICABLE)             CITY              STATE       ZIP


                            BORROWER'S ACKNOWLEDGMENT

NECI Acquisition, Inc. ("Borrower") accepts notice of subordination created by this Agreement and agrees that it will take no action inconsistent with this Agreement and that, except as specifically provided above or except with the prior written approval of Bank, no payment or distribution shall be made by Borrower on or with respect to the Subordinated Indebtedness, so long as this Agreement remains in effect. Borrower agrees that the Bank may, at its option, without notice and without limiting Bank's other rights, upon any breach by Creditor of, or purported termination by the Creditor of, this Agreement, declare all Senior Indebtedness to be immediately due and payable and/or terminate any commitments of Bank to Borrower.

 NECI ACQUISITION, INC.                    BORROWER'S ADDRESS
----------------------------------
[BORROWER]

BY:                                        300 South Wood Avenue, Suite 600
   -------------------------------         -------------------------------------
         SIGNATURE OF                      STREET ADDRESS

ITS:                                       Iselin                  NJ      08830
    ------------------------------         -------------------------------------
         TITLE (IF APPLICABLE)             CITY                    STATE    ZIP

                                                   Dated: September __, 2004


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